As filed with the Securities and Exchange Commission on February 28, 1997
                                              1933 Act Registration No. 33-96132
                                              1940 Act Registration No. 811-9086

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                              ------------------

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [   ]
         Pre-Effective Amendment No.                                      [   ]
         Post-Effective Amendment No. 3                                   [ X ]

                                      and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [   ]
         Amendment No. 5                                                  [ X ]

                              ------------------

                WATERHOUSE INVESTORS CASH MANAGEMENT FUND, INC.

              (Exact Name of Registrant as Specified in Charter)

                   100 Wall Street, New York, New York 10005

              (Address of Principal Executive Offices) (Zip Code)

              Registrant's Telephone Number, Including Area Code:

                                (212) 806-3500

                         John E. Pelletier, President
                Waterhouse Investors Cash Management Fund, Inc.
           60 State Street, Suite 1300, Boston, Massachusetts 02109
                    (Name and Address of Agent for Service)


Copies of communications to:

Margery K. Neale, Esq.
Shereff, Friedman, Hoffman & Goodman, LLP
919 Third Avenue
New York, New York, 10022-9998

Approximate Date of Proposed Public Offering:


It is proposed that this filing will become effective:

         [   ]    Immediately upon filing pursuant to paragraph (b)


         [   ]    60 days after filing pursuant to paragraph (a) (1)


         [ X ]    On February 28, 1997 pursuant to paragraph (b)


         [   ]    On (date) pursuant to paragraph (a) (1)


         [   ]    75 days after filing pursuant to paragraph (a) (2)


         [   ]    On (date) pursuant to paragraph (a) (2) of rule 485


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


The Registrant has previously elected to register an indefinite number of shares of its Money Market, U.S. Government and Municipal Portfolios under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant filed the notice required by Rule 24f-2 for its most recent fiscal year on December 27, 1996.

                 WATERHOUSE INVESTORS CASH MANAGEMENT FUND, INC.

                              CROSS REFERENCE SHEET

   Between Items Enumerated in Part A of Form N-1A and Prospectus and Between
       Items Enumerated in Part B of Form N-1A and Statement of Additional Information Pursuant to Rule 481(a) under the Securities Act of 1933

Item Number of
Form N-1A; Part A                            Location in Prospectus

1.  Cover Page............................   Cover Page

2.  Synopsis..............................   A Profile of the Fund

3.  Condensed Financial Information.......   Financial Highlights

4.  General Description of Registrant.....   A Profile of the Fund; The Fund in
                                             Detail; Other Information --
                                             General Information about the Fund

5.  Management of the Fund................   Operating Expenses and Fees

5A. Management's Discussion of Fund
    Performance...........................   Inapplicable

6.  Capital Stock and Other Securities....   Your Account -- Dividends; Other
                                             Information

7.  Purchase of Securities Being Offered..   A Profile of the Fund; The Fund in
                                             Detail -- Pricing Your Shares; Your
                                             Account; Operating Expenses and
                                             Fees

8.  Redemption or Repurchase.............    Your Account

9.  Pending Legal Proceedings............    Inapplicable

Item Number of                               Location in Statement
Form N-1A; Part B                            of Additional Information

10. Cover Page............................   Front Cover Page

11. Table of Contents.....................   Table of Contents

12. General Information and History.......   Inapplicable

13. Investment Objectives and Policies....   Investment Policies and
                                             Restrictions; Annex -- Ratings
                                             of Investments

14. Management of the Fund................   Directors and Executive Officers


15. Control Persons and Principal
    Holders of Securities.................   Directors and Executive Officers


16. Investment Advisory and Other
    Services..............................   Directors and Executive Officers;
                                             The Investment Manager; Investment
                                             Management, Distribution and
                                             Other Services

17. Brokerage Allocation and Other
    Practices.............................   Portfolio Transactions

18. Capital Stock and Other Securities....   Shareholder Rights

19. Purchase, Redemption and Pricing of
    Securities Being Offered..............   Dividends and Taxes; Additional
                                             Purchase and Redemption Information

20. Tax Status............................   Dividends and Taxes

21. Underwriters..........................   Investment Management, Distribution
                                             and Other Services

22. Calculation of Performance Data.......   Performance

23. Financial Statements..................   Financial Statements

Part C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                             WATERHOUSE INVESTORS


                          CASH MANAGEMENT FUND, INC.

                               TABLE OF CONTENTS

A PROFILE OF THE FUND................................................  3
Who May Want to Invest...............................................  3
Investment Objectives of Each Portfolio..............................  3
Benefits and Features to Waterhouse Securities Customers.............  3
Expenses.............................................................  4

FINANCIAL HIGHLIGHTS.................................................  5

THE FUND IN DETAIL...................................................  6
Matching Your Investment Needs to the Portfolios.....................  6
Investment Policies and Restrictions.................................  7
Pricing Your Shares.................................................. 12
Performance.......................................................... 13

OPERATING EXPENSES AND FEES.......................................... 14
Management and Related Expenses...................................... 14
Shareholder Servicing................................................ 15
Administration....................................................... 15
Distribution......................................................... 16
Transfer Agent and Custodian......................................... 16
Other Expenses....................................................... 16

YOUR ACCOUNT......................................................... 17
Opening a Waterhouse Securities Brokerage Account.................... 17
How to Buy Shares.................................................... 18
How to Sell Shares................................................... 18
How to Exchange Portfolios........................................... 19
Dividends............................................................ 19
Telephone Transactions............................................... 20
Small Accounts....................................................... 20
Shareholder Inquiries................................................ 20

OTHER INFORMATION.................................................... 21
General Information About the Fund................................... 21
Statements and Reports to Shareholders............................... 21
Taxes................................................................ 22

APPENDIX............................................................. 24


                          WATERHOUSE SECURITIES, INC.

                     Member New York Stock Exchange o SIPC
                             National Headquarters


                  100 Wall Street o New York, New York 10005

                               CUSTOMER SERVICE

                                (800) 934-4410

                                  Waterhouse
                                Investors Cash
                                  Management
                                  Fund, Inc.

                              -------------------

                        Three Portfolios to choose from

                                 Money Market

                                U.S. Government

                                   Municipal

                               February 28, 1987

--------------------------------------------------------------------------------
                              WATERHOUSE INVESTORS
                           CASH MANAGEMENT FUND, INC.


                                February 28, 1997


Waterhouse Investors Cash Management Fund, Inc. (the "Fund") is an open-end, diversified management investment company known as a money market mutual fund. The Fund consists of three no-load money market portfolios designed for investors who seek current income consistent with the preservation of capital, liquidity and a stable price of $1.00 per share. The three Portfolios are the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio. Each Portfolio invests in high quality money market instruments and offers you the benefits of automatic daily sweep of free credit balances and, when linked to a Waterhouse Investors Money Management Account, checkwriting and an ATM/VISA Check Card for easy access to your money.


This Prospectus contains information about the Fund which a prospective investor should know before investing and should be retained for future reference. A Statement of Additional Information relating to the Fund dated February 28, 1997 (the "SAI") has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The SAI is available upon request and without charge by writing the Fund or Waterhouse Securities, Inc., 100 Wall Street, New York, New York 10005, or by calling 1-800-934-4410.


An investment in the Fund is neither insured nor guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and is not a deposit or obligation of, or guaranteed or endorsed by, any bank. There can be no assurance that any Portfolio of the Fund will be able to maintain a stable net asset value of $1.00 per share.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

-------------------------------------------------------------------------------






                      This page intentionally left blank.

--------------------------------------------------------------------------------

                              WATERHOUSE INVESTORS
                           CASH MANAGEMENT FUND, INC.


A PROFILE OF THE FUND

--------------------------------------------------------------------------------

Who May Want to Invest



Waterhouse Investors Cash Management Fund, Inc. (the "Fund") offers a choice of three no-load money market portfolios: the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio (the "Portfolios"). Each Portfolio is designed for investors who would like to earn income at current money market rates in a liquid investment that preserves capital. Because of their emphasis on liquidity and preservation of capital, each Portfolio may be used as a high quality money market investment for an investor's short-term cash requirements.



Investment Objectives of Each Portfolio



Each of the Portfolios seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share. The Money Market Portfolio has the flexibility to invest in a broad range of high quality money market securities in pursuit of its objective. The U.S. Government Portfolio offers an added measure of safety by investing exclusively in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Municipal Portfolio offers investors federally tax-exempt income by investing primarily in municipal securities. The rates of income each Portfolio earns will vary from day to day and generally reflect short-term interest rates. See "The Fund in Detail - Investment Policies and Restrictions." There can be no assurance that any Portfolio of the Fund will be able to maintain a stable net asset value of $1.00 per share.


Benefits and Features to Waterhouse Securities Customers


If you are a customer of Waterhouse Securities, Inc. ("Waterhouse Securities"), you will enjoy the benefits of having free credit balances in your Waterhouse Securities brokerage account swept daily into the Portfolio that you choose as your sweep portfolio. In addition, if you set up your account as a Waterhouse

Investors Money Management Account, you will have access to money in your sweep account 24 hours-a-day, seven days-a-week simply by writing a check or by using your ATM/VISA Check Card. All of your activity in the Fund will be consolidated on your Waterhouse Securities brokerage account statement to make your recordkeeping easy. See "Your Account."



An ATM/VISA Check Card cash withdrawal from a customer's Waterhouse Investors Money Management Account may result in the automatic redemption of Fund shares. The first five ATM/VISA Check Card cash withdrawals per month are free; thereafter, a $1.00 fee will be imposed by Waterhouse Securities. For a discussion of such fee, see "Your Account - How To Sell Shares - Automatic Sweep Redemptions."

--------------------------------------------------------------------------------

Expenses




                                                            Money Market         U.S. Government          Municipal
                                                              Portfolio             Portfolio             Portfolio
                                                            ------------         ---------------          ---------

Shareholder Transaction Expenses1                               None                  None                  None
Annual Operating Expenses (as a percentage
  of average daily net assets)
  Management Fees (after fee waivers and/or
  expense reimbursements)2                                      .35%                  .35%                  .25%
  Shareholder Servicing Fees (after fee waivers and/or
  expense reimbursements)3                                      .08%                  .04%                  .05%
  12b-1 Fees                                                    None                  None                  None
  Other Expenses (after fee waivers and/or
  expense reimbursements)4                                      .36%                  .34%                  .32%
                                                                ----                  ----                  ----
Total Portfolio Operating Expenses (after fee waivers
  and/or expense reimbursements)5                               .79%                  .73%                  .62%





1 For a further description of the various expenses incurred in the operation of the Portfolios, see "Operating Expenses and Fees." Expenses for each

   Portfolio are based on amounts incurred during the Fund's most recent fiscal year ended October 31, 1996.


2 The annual investment management fee for each Portfolio is payable to Waterhouse Asset Management, Inc. (the "Investment Manager") on a graduated basis of .35% of the first $1 billion of average daily net assets of each Portfolio, .34% of the next $1 billion, and .33% of average daily net assets over $2 billion. The Investment Manager has agreed to waive a portion of the annual investment management fee for the Municipal Portfolio through October 15, 1998. Absent this fee waiver, Management Fees for that Portfolio would have been .35%.


3 The Shareholder Servicing Fee is payable pursuant to a Shareholder Servicing Plan adopted by the Fund's Board of Directors. Absent fee waivers, Shareholder Servicing Fees for the Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio would have been .20%, .17% and .11%, respectively, of each Fund's average daily net assets (the "Current Servicing Rates"), which were the rates established by the Board of Directors under the Shareholder Servicing Plan through October 15, 1998. The maximum fee payable under the Shareholder Servicing Plan is .25% of average daily net assets. Pursuant to a Shareholder Servicing Agreement, Waterhouse Securities has agreed to provide shareholder services for the Fund on a continuing basis in exchange for such fees. In addition, the Fund may enter into similar agreements with other service providers.


4 Other Expenses include, among other items, (a) administration fees (.10% of average daily net assets), which are paid to the Investment Manager; and (b) a transfer agent fee (.20% of average daily net assets), which is paid to Waterhouse National Bank, the parent of the Investment Manager. Absent fee waivers or expense reimbursements, Other Expenses for the Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio would have been .37%, .39% and .39%, respectively.


5 Absent fee waivers or expense reimbursements by the Investment Manager and its affiliates (and based on the Current Servicing Rates), Total Portfolio Operating Expenses for the Money Market Portfolio,
   U.S. Government Portfolio and Municipal Portfolio would have been .92%, .91% and .85%, respectively.



Example

You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:


   Portfolio           1 year        3 years        5 years        10 years
   --------            ------        -------        -------        --------
   Money Market          $8            $25            $44             $98

   U.S. Government       $7            $23            $41             $91
   Municipal             $6            $20            $35             $77



The purpose of the preceding table is to assist you in understanding the various costs and expenses that an investor in a Portfolio will bear directly or indirectly. The example should not be considered to be a representation of past or future expenses. Actual expenses may be greater or less than those shown. The example assumes a 5% annual rate of return pursuant to the requirements of the SEC. This hypothetical rate of return is not intended to be representative of past or future performance of any Portfolio. Securities dealers and other financial service firms, other than Waterhouse Securities, may independently charge shareholders additional fees. See "Operating Expenses and Fees."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                             Period Ended October 31, 1996*
--------------------------------------------------------------------------------


The table that follows is included in the Fund's Annual Report, which can be obtained by calling Customer Service at 800-934-4410.



Presented below is per share operating performance data, ratios to average net assets, total investment return and other supplemental data for the period indicated. This information has been derived from each Portfolio's financial statements and was audited by Ernst & Young LLP, independent auditors. The financial statements and independent auditors' report thereon are incorporated by reference into the SAI.



                                                                        Money Market        U.S. Government       Municipal
                                                                          Portfolio             Portfolio         Portfolio
                                                                        ------------        ---------------       ---------

Per Share Operating Performance
    Net asset value, beginning of period                                    $1.000               $1.000             $1.000
                                                                            ------               ------             ------
    Net investment income                                                    0.041                0.041              0.026
                                                                            ------               ------             ------
    Distributions from net investment income                                (0.041)              (0.041)            (0.026)
                                                                            ------               ------             ------
    Net asset value, end of period                                          $1.000               $1.000             $1.000
                                                                            ======               ======             ======


Ratios
    Ratio of net expenses to average net assets **                            0.79%(A)             0.73%(A)           0.62%(A)
    Ratio of net investment income to average net assets **                   4.64%(A)             4.64%(A)           2.90%(A)
    Decrease reflected in above net expense ratio due to
      waivers / reimbursements by the Investment
      Manager and its affiliates                                              0.13%(A)             0.18%(A)           0.23%(A)

Supplemental Data
Total investment return (B)                                                   4.82%(A)             4.82%(A)           3.05%(A)
Net assets, end of period                                           $1,342,610,086         $371,046,770       $226,253,394
                                                                    ==============         ============       ============




 *      The Fund commenced operations on December 20, 1995.
** The average net assets for the period were $1,104,558,438, $293,708,330 and $196,592,413 for the Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, respectively.
(A)     Annualized.
(B) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.

--------------------------------------------------------------------------------


THE FUND IN DETAIL
--------------------------------------------------------------------------------
Matching Your Investment Needs to the Portfolios


The Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio are each no-load money market mutual funds. Each Portfolio seeks maximum current income to the extent consistent with liquidity and preservation of capital. The Portfolios are managed by investment professionals who purchase only high quality, short-term money market securities that they believe present minimal credit risk. Each Portfolio invests only in U.S. dollar denominated instruments that have a remaining maturity of 397 calendar days or less (as calculated under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Investment Company Act")) and maintains a dollar-weighted average portfolio maturity of 90 days or less.



Each Portfolio invests in money market securities of different types. The Money Market Portfolio has the flexibility to invest broadly in U.S.
dollar-denominated securities of domestic and foreign issuers. The U.S. Government Portfolio offers an added measure of safety and invests exclusively in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Municipal Portfolio offers investors federally tax-exempt income by investing primarily in municipal securities. Each Portfolio may invest in the types of securities described below under "Investment Policies and Restrictions." The rates of income will vary from day to day and generally reflect current short-term interest rates.



While no one Portfolio is a substitute for building a balanced investment plan tailored to your investment needs, each Portfolio can be a high quality liquid money market investment for your brokerage account cash when it is not invested in other securities. You can set up your account so that free credit balances in your Waterhouse Securities brokerage account will be automatically swept daily into the Portfolio you have chosen as your sweep vehicle. If you set up your Waterhouse Securities brokerage account as a Waterhouse Investors Money Management Account, you will have access to your money 24 hours-a-day, seven days-a-week through checkwriting or by using your ATM/VISA Check Card.


Although the Portfolios are managed to avoid fluctuations of principal and maintain a stable share price of $1.00 per share, there is no guarantee that a Portfolio will achieve its investment objective or maintain a price of $1.00 per share.


None of the Portfolios, including the U.S. Government Portfolio, is guaranteed by the U.S. government. In addition, the Municipal Portfolio would not be an appropriate investment for retirement plans such as IRA or Keogh accounts, as income earned by such plans is tax-deferred until withdrawal, and amounts withdrawn are taxable as ordinary income. Therefore, such plans would receive no incremental tax benefit by investing in the Municipal Portfolio.

--------------------------------------------------------------------------------


Investment Policies and Restrictions


The following is an abbreviated discussion of the investment policies and restrictions of each Portfolio. A more detailed listing of each Portfolio's policies and restrictions and more detailed information about a Portfolio's investments are contained in the appendix to this Prospectus which discusses certain types of investments (the "Appendix") and in the SAI.



Money Market Portfolio. The Money Market Portfolio pursues its objective by investing in high quality U.S. dollar-denominated money market instruments with remaining maturities of 397 calendar days or less, consisting of the securities described below and in the section of this Prospectus entitled "All Portfolios":




  1. Certificates of deposit and time deposits of domestic banks (including their foreign branches), domestic savings and loan associations, United States branches and foreign branches of foreign banks, and bankers' acceptances of each of such entities other than domestic savings and loan associations.



  2. Commercial paper rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), or commercial paper or notes of issuers with a debt issue (which is comparable in priority and security with the commercial paper or notes) rated in one of the two highest rating categories for short-term debt obligations by an NRSRO, or unrated commercial paper or notes of comparable quality as determined by the Investment Manager, or commercial paper secured by a letter of credit issued by a domestic or foreign bank rated in the highest rating category by an NRSRO. For a description of ratings issued by Moody's Investors Service ("Moody's") and Standard & Poor's ("S&P"), two NRSROs, see "Annex - Ratings of Investments" in the SAI.



  3. Obligations of, or guaranteed by, the United States or Canadian governments, their agencies or instrumentalities.



  4. Repurchase agreements involving obligations that are suitable for investment under the categories set forth above. Repurchase agreements are discussed in the Appendix and in the SAI.



In addition, the Money Market Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act ("Rule 2a-7"). These diversification requirements prohibit the Money Market Portfolio from investing more than 5% of its total assets in the securities of any one issuer, except in limited circumstances permitted by such Rule. In addition, the Portfolio may not invest more than 5% of its total assets in securities which have not been rated (or deemed comparable to securities rated) in the highest rating category by an NRSRO, with investment in such "second tier securities" of any one issuer being limited to the greater of 1% of the Portfolio's total assets or $1 million. These issuer diversification restrictions do not apply to securities issued by the U.S. government and its agencies. The applicable quality requirements are described below under "All Portfolios."

--------------------------------------------------------------------------------




To the extent the Money Market Portfolio purchases Eurodollar certificates of deposit issued by foreign branches of U.S. banks or by foreign banks, commercial paper issued by foreign branches of U.S. banks or by foreign banks, or commercial paper issued by foreign entities, consideration will be given to their marketability and possible restrictions on international currency transactions and to regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks and associated income may be subject to the imposition of foreign taxes which would reduce the yield on such investments to the Portfolio.



The Money Market Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers and individual investor participation in the commercial paper market is very limited. The Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws. In addition, the Money Market Portfolio may invest in other securities that are not registered under the Securities Act of 1933 but that may be resold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). See "All Portfolios" for additional information about Rule 144A Securities. For more information about Section 4(2) paper and Rule 144A Securities, see the Appendix.



U.S. Government Portfolio. The U.S. Government Portfolio pursues its objective by investing exclusively in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements with respect to such obligations ("Government Securities"). A U.S. government guarantee of the securities owned by the U.S. Government Portfolio, however, does not guarantee the net asset value of the Portfolio's shares. See "The Fund in Detail - Pricing Your Shares." All securities purchased must have a remaining maturity of 397 calendar days or less. The Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7, which are described below under "All Portfolios." For more information about Government Securities and investments made by the U.S. Government Portfolio, see "All Portfolios" and the Appendix.


Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Banks, and others have an additional line of credit with the U.S. Treasury, such as those issued by the Federal National Mortgage Association, Farm Credit System and Student Loan Marketing Association.

With respect to securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

--------------------------------------------------------------------------------



Municipal Portfolio. The Municipal Portfolio seeks maximum current income that is exempt from federal income taxes to the extent consistent with preservation of capital and liquidity. The Portfolio pursues its objective primarily by investing in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. It is a fundamental policy of the Municipal Portfolio that normally no less than 80% of its total assets will be invested in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ("Municipal Securities"), the income from which is exempt from federal income tax, but may be subject to federal alternative minimum tax liability.



Dividends representing net interest income received by the Municipal Portfolio on Municipal Securities will be exempt from federal income tax when distributed to the Portfolio's shareholders, except to the extent that they are subject to alternative minimum tax. Such dividend income may be subject to state and local taxes. See "Other Information - Taxes Municipal Portfolio." The Portfolio's assets will consist of Municipal Securities, temporary investments as described below, and cash.



The Municipal Portfolio will invest only in Municipal Securities which at the time of purchase: (a) are rated within the two highest ratings by an NRSRO for Municipal Securities, short-term Municipal Securities or municipal commercial paper; (b) are guaranteed or insured by the U.S. government as to the payment of principal and interest; (c) are fully collateralized by an escrow of Government Securities acceptable to the Investment Manager; or (d) are unrated, if determined by the Investment Manager to be at least equal in quality to one or more of the above ratings in accordance with the requirements of Rule 2a-7. In addition, the Portfolio limits its investments to securities that meet the applicable quality and diversification requirements of Rule 2a-7, which are described below under "All Portfolios." For a description of the ratings issued by Moody's and S&P, see "Annex - Ratings of Investments" in the SAI.



Municipal Securities are generally classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. For more information about Municipal Securities, see the Appendix and the SAI.



The Municipal Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided pro rata interest in each Municipal Security equal to the Portfolio's percentage ownership interest in the Certificate of Participation. For more information about Certificates of Participation, see the Appendix.



The Municipal Portfolio may purchase Municipal Securities which provide for the right to resell them to an issuer, bank or dealer at an agreed-upon price or yield within a specified period prior to the maturity date of such securities subject to the requirements of Rule 2a-7. Such a right to resell is referred to as a "Standby Commitment." For more information about Standby Commitments, see the Appendix.

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In seeking to achieve its investment objective, the Municipal Portfolio may invest all or any part of its assets in Municipal Securities that are Industrial Development Bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio's Investment Manager. To the extent that the Portfolio's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so concentrated. For a description of Industrial Development Bonds, see the Appendix.



The Municipal Portfolio may invest in Municipal Lease Obligations and participation interests therein. The Portfolio may also purchase Tender Option Bonds. To the extent such securities may be considered "conduit securities," as defined in Rule 2a-7, such securities will also be subject to the limitations of Rule 2a-7 applied to conduit securities, as discussed more fully below. For a description of each of these types of investments, see the Appendix.




The Municipal Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, the Portfolio may temporarily invest its assets, without limitation, in taxable temporary investments which include the types of money market instruments listed under "Money Market Portfolio" above. Interest income from temporary investments is taxable to shareholders as ordinary income. Although the Portfolio is permitted to invest in taxable securities, it is the Portfolio's primary intention to generate income dividends that are not subject to federal income taxes. See "Your Account-Dividends" and "Other Information-Taxes."



All Portfolios. Each Portfolio must comply with the requirements of Rule 2a-7. Under the applicable quality requirements of Rule 2a-7, the Portfolios may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition "Eligible Securities" as defined in Rule 2a-7. Generally, "Eligible Securities" under Rule 2a-7 include only securities that are rated in the top two rating categories by the required number of NRSROs (two or, if only one such NRSRO has rated the security, that one organization) or if unrated, are deemed to be of comparable quality. For a description of the ratings for Eligible Securities issued by Moody's and S&P, see "Annex - Ratings of Investments" in the SAI.



Each Portfolio will maintain a dollar-weighted average maturity of 90 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less or other features that shorten maturities in a manner consistent with the requirements of Rule 2a-7, such as interest rate reset and demand features.

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It is a fundamental policy of all Portfolios that, with respect to 75% of its assets, a Portfolio may not invest in the securities of any one issuer, other than Government Securities, if as a result, more than 5% of its total assets would be invested in securities of that issuer or the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. Rule 2a-7 imposes additional diversification requirements on the Portfolios. As a matter of operating policy, as to 100% of their assets, none of the Money Market Portfolio, the U.S. Government Portfolio or the Municipal Portfolio will invest more than 5% of its total assets in the securities of any one issuer, other than Government Securities and certain demand features permitted by Rule 2a-7, provided that a Portfolio may invest up to 25% of its total assets in "first tier securities" of a single issuer for up to three business days. See the SAI. In addition, the diversification requirements of Rule 2a-7 limit the ability of the Municipal Portfolio to invest in certain "conduit securities," as defined in Rule 2a-7 which are "second tier securities." Generally, conduit securities are securities issued to finance non-governmental private projects, such as retirement homes, private hospitals, local housing projects, and industrial development projects, with respect to which the ultimate obligor is not a government entity. The Municipal Portfolio's investment in "second tier" conduit securities, which may include certain Industrial Development Bonds, is limited to 5% of the Portfolio's total assets and, with respect to second tier conduit securities issued by a single issuer, the greater of $1 million or 1% of the Portfolio's total assets.



A Portfolio may borrow from banks and engage in reverse repurchase agreements. However, as a matter of fundamental policy, a Portfolio may not borrow money except as a temporary measure for defensive or emergency purposes, and then (together with any reverse repurchase agreements) only in an amount up to 331/3% of the value of its total assets less liabilities (other than borrowings), in order to meet redemption requests without immediately selling any portfolio securities. No Portfolio will borrow from banks for leverage purposes. As a matter of fundamental policy, a Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding. In addition, as a matter of fundamental policy, no Portfolio will lend any security or make any other loan if, as a result, more than 331/3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements. For more information on reverse repurchase agreements and loans of portfolio securities, see the Appendix and the SAI.



A Portfolio will not purchase or hold illiquid securities, including time deposits and repurchase agreements not entitling the holder to payment of principal and interest within seven days if, as a result thereof, more than 10% of such Portfolio's net assets would be invested in such securities. If otherwise consistent with its investment objective and policies, each Portfolio may purchase securities that are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A thereunder. Rule 144A Securities and Section 4(2) paper will not be considered to be illiquid so long as the Investment Manager, acting under guidelines adopted by the Board of Directors, determines that an adequate trading market exists for the security. For more information on illiquid securities, see the SAI.



Each Portfolio may purchase securities issued by other investment companies, consistent with the Portfolio's investment objectives and policies. It is currently anticipated that such investments will be made solely in other no-load money market funds. For more information, see the Appendix and the SAI.




Each Portfolio may invest in instruments having rates of interest that are adjusted periodically ("Variable Rate Obligations") or which "float" continuously ("Floating Rate Obligations") according to formulae intended to

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minimize fluctuation in values of the instruments. For information on Variable and Floating Rate Obligations see the Appendix and the SAI. Rule 2a-7 sets forth certain requirements for determining the maturity of Variable and Floating Rate Obligations, with which each Portfolio will comply.


Each Portfolio may purchase and sell securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. For more information about when-issued or delayed delivery basis securities, see the Appendix.

Each Portfolio, other than the Municipal Portfolio, may purchase certain Stripped Government Securities. For a discussion of Stripped Government Securities, see the Appendix.

Each Portfolio may also invest in Zero Coupon Bonds, a description of which appears in the Appendix.


Each Portfolio, other than the Municipal Portfolio, may trade in certain Asset-Backed Securities, which include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. The U.S. Government Portfolio will not invest in any Asset-Backed Securities which are not Government Securities. For a discussion of Asset-Backed Securities, see the Appendix.



Each Portfolio may invest in securities subject to letters of credit or other credit enhancement features. Such letters of credit or other credit enhancement features are not subject to federal deposit insurance, and changes in the credit quality of the issuers of such letters of credit or other credit enhancement features could cause losses to a Portfolio and affect its share price.



Fundamental Investment Objectives, Policies and Restrictions. The investment objective of each Portfolio is fundamental. The Fund has also adopted for each Portfolio certain fundamental investment restrictions and policies which are identified above and others which are set forth in the SAI. Such fundamental investment objectives, restrictions and policies cannot be changed without approval by holders of a "majority of the outstanding voting securities" of such Portfolio, as defined in the SAI.


Pricing Your Shares


The price of each Portfolio's shares on any given day is its net asset value ("NAV"). The Fund normally calculates the NAV of each Portfolio as of 12:00 noon and 4:00 p.m. (Eastern time) each day that the New York Stock Exchange ("NYSE") and the bank which serves as the custodian of each Portfolio's assets (the "Custodian") are open. The NAV per share for a Portfolio is calculated by subtracting the Portfolio's liabilities from its total assets and then dividing the remainder by the total number of its shares outstanding. The Fund's shares are sold at the NAV next determined after an order and payment are received in the manner described under "Your Account." Each Portfolio seeks to maintain its NAV at $1.00 per share.

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Like most money market funds, the Fund values the securities owned by each
Portfolio at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. This method of valuation minimizes the effect of changes in a security's market value and helps each Portfolio to maintain a stable $1.00 share price. The Fund's Board of Directors has adopted procedures pursuant to which the NAV of each Portfolio, as determined under the amortized cost method, is monitored in relation to the market value of the Portfolios. Additional information regarding such procedures is contained in the SAI.


Performance


From time to time, the Fund may advertise several types of performance information for a Portfolio. These are "yield," "effective yield" and, for the Municipal Portfolio only, "tax equivalent yield" and "tax equivalent effective yield." Each of these figures will be based upon historical earnings and is not representative of the future performance of a Portfolio. The yield of a Portfolio refers to the net investment income generated by a hypothetical investment in the Portfolio over a specific seven-day period (which period will be stated in any such advertisement). This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be reinvested weekly when annualized. The effective yield will be slightly higher than the yield due to the compounding effect of this assumed reinvestment. Tax equivalent yield is the yield that a taxable investment must generate in order to equal the Municipal Portfolio's yield for an investor in a stated federal income tax bracket (normally assumed to be the maximum tax rate). Tax equivalent yield is based upon, and will be higher than, the yield on the portion of the Municipal Portfolio that is tax-exempt. Tax equivalent effective yield is computed in the same manner as tax equivalent yield, except that effective yield is substituted for yield in the calculation.



The performance of the Portfolios may be compared to that of other money market mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets. A Portfolio's performance also may be compared to other money market funds rated by IBC/Donoghue's Money Fund Report(R), a reporting service on money market funds. Investors may want to compare a Portfolio's performance to that of various bank products as reported by BANK RATE MONITOR(TM), a financial reporting service that publishes each week average rates of bank and thrift institution money market deposit accounts and interest bearing checking accounts. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. The performance of a Portfolio also may be compared to that of United States Treasury Bills and Notes, the consumer price index, the S&P 500 Index(TM), and various other investment indices.



Each Portfolio's yield will fluctuate. Shares of the Portfolio are not insured against reduction in NAV. Additional information concerning the calculation of a Portfolio's performance appears in the SAI.

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OPERATING EXPENSES AND FEES
--------------------------------------------------------------------------------
Management and Related Expenses


Responsibility for overall management of the Fund rests with its Board of Directors in accordance with Maryland law. Professional investment supervision is provided by the Investment Manager, Waterhouse Asset Management, Inc., 50 Main Street, White Plains, NY 10606. The Investment Management Agreement provides that the Investment Manager will act as the investment manager for each Portfolio and will manage its investments. Subject to the general supervision of the Fund's Board of Directors and in accordance with each Portfolio's investment policies, the Investment Manager formulates guidelines and lists of approved investments for each Portfolio, makes decisions with respect to and places orders for that Portfolio's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. For the investment management services furnished to each Portfolio, such Portfolio pays the Investment Manager an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to .35 of 1% of the first $1 billion of average daily net assets of each Portfolio, .34 of 1% of the next $1 billion, and .33 of 1% of average daily net assets of each Portfolio over $2 billion. The Investment Manager has agreed to waive a portion of its fee payable by the Municipal Portfolio through October 15, 1998, so that the actual fee payable annually by such Portfolio during such period will be equal to .25 of 1% of its average daily net assets.



In order to increase the yield to investors, the Investment Manager and its affiliates may voluntarily, from time to time, waive or reduce its (or their) fees on assets held by each of the Portfolios, which would have the effect of lowering that Portfolio's overall expense ratio and increasing yield to investors during the time such fees are waived or reduced, as the case may be. Fee waivers or reductions, other than those set forth in the Investment Management Agreement or otherwise described in this Prospectus, may be rescinded at any time without further notice to investors.



The Investment Manager is a wholly owned subsidiary of Waterhouse National Bank (the "Bank"), which is a wholly owned subsidiary of Waterhouse Investor Services, Inc. ("Waterhouse"), which is in turn a wholly owned subsidiary of The Toronto-Dominion Bank ("TD Bank"). The Bank offers various banking products and services primarily to the customers of Waterhouse Securities, the principal subsidiary of Waterhouse. In addition to the Fund, the Investment Manager also currently serves as investment manager to the Bank and as of January 31, 1997 had total assets under management in excess of $3.0 billion. TD Bank, a Canadian chartered bank subject to the provisions of the Bank Act of Canada, acquired Waterhouse in a merger that became effective on October 15, 1996.

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Shareholder Servicing


The Fund's Shareholder Servicing Plan ("Servicing Plan") permits each Portfolio to pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement with the Fund ("Servicing Agents") for shareholder support services that they provide. Payments under the Servicing Plan are calculated daily and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed .25 of 1% of the average daily net assets of each Portfolio. The Fund's Board has determined to limit the annual fee payable through October 15, 1998 under the Servicing Plan so as not to exceed .20 of 1% of average daily net assets in the case of the Money Market Portfolio, .17 of 1% of average daily net assets in the case of the U.S. Government Portfolio and .11 of 1% of average daily net assets in the case of the Municipal Portfolio. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be reasonably requested.



Pursuant to a Shareholder Services Agreement between the Fund and Waterhouse Securities, Waterhouse Securities has agreed to become a Servicing Agent with respect to each Portfolio and to be compensated in accordance with the fees set forth above. The Fund may enter into similar agreements with other service organizations, including broker-dealers and banks whose clients are shareholders of the Fund, to act as Servicing Agents and to perform support services with respect to such clients.


The Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the various shareholder services agreements. See the SAI for more details on the Servicing Plan and the Shareholder Services Agreement between the Fund and Waterhouse Securities.

Administration

The Fund and the Investment Manager have entered into an Administration Agreement pursuant to which the Investment Manager, as Administrator, provides administrative services to each of the Portfolios. Administrative services furnished by the Investment Manager include, among others, maintaining and preserving the records of the Fund, including financial and corporate records, computing NAV, dividends, performance data and financial information regarding the Fund, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as administrator, the Investment Manager receives from each Portfolio an annual fee, payable monthly, of .10 of 1% of average daily net assets of such Portfolio. The fee is accrued daily as an expense of each Portfolio.


The Investment Manager has entered into a Subadministration Agreement with Funds Distributor, Inc., ("FDI"), 60 State Street, Suite 1300, Boston, Massachusetts 02109, pursuant to which FDI performs certain of the foregoing administrative services for the Fund. Under this Agreement, the Investment Manager pays FDI's fees for providing such services. In addition, the Investment Manager may enter into subadministration agreements with other persons to perform such services from time to time.

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Distribution


The distributor of the Fund is FDI, which has the exclusive right to distribute shares of the Fund pursuant to a Distribution Agreement between the Fund and FDI. FDI may enter into dealer or selling agency agreements with affiliates of the Investment Manager and other firms for the sale of Fund shares. FDI has entered into such a selling agency agreement with Waterhouse Securities. FDI receives no fee from the Fund under the Distribution Agreement for acting as distributor to the Fund.


Transfer Agent and Custodian


The Bank (also referred to as the "Transfer Agent") serves as transfer agent and dividend disbursing agent for each Portfolio. For the services provided under the Transfer Agency and Dividend Disbursing Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent receives an annual fee, payable monthly, of .20 of 1% of the Portfolio's average daily net assets.



The Transfer Agent has entered into a Sub-Transfer Agency and Dividend Disbursing Agency Agreement with National Investor Services Corp. ("NISC"), an affiliate of the Investment Manager, pursuant to which it performs certain of the foregoing transfer agency and dividend disbursing agency services. Under this agreement, the Transfer Agent will compensate the Sub-Transfer and Dividend Disbursing Agent for providing such services. In addition, the Transfer Agent may enter into sub-transfer agency and dividend disbursing agency agreements with other persons to perform such services from time to time.



The Bank of New York serves as the custodian of the assets of each of the Portfolios.



Other Expenses

The Fund also pays other expenses that are not assumed by third parties, such as expenses relating to preparing, printing and mailing prospectuses, proxy materials and other information to existing shareholders, blue sky servicing fees, pricing services, legal, audit and custodian fees.


The Fund's expenses generally are allocated among the Portfolios on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Portfolio are charged to that Portfolio.

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YOUR ACCOUNT
-------------------------------------------------------------------------------
You may invest in the Fund through your Waterhouse Securities brokerage account.

Opening a Waterhouse Securities Brokerage Account

You may open a Waterhouse Securities brokerage account by calling or visiting the Waterhouse Securities office nearest you and requesting a New Account Application. There is no fee to open a Waterhouse Securities brokerage account.


Setting up your account for Automatic Sweep. By setting up your Waterhouse Securities brokerage account for automatic sweep, free credit balances in your brokerage account will be invested or "swept" automatically each business day into the Portfolio you have selected ("Sweep Portfolio"). This feature keeps your money working for you while it is not invested in other securities. "Free credit balances" refers to any settled or cleared funds in your Waterhouse Securities brokerage account that are available for payment or investment.


To set up your Waterhouse Securities brokerage account for automatic sweep, you should select one of the money market sweep portfolios in the appropriate section of the Waterhouse Securities New Account Application. If you already have a Waterhouse Securities brokerage account but it is not set up to automatically sweep free credit balances, simply call the Waterhouse Securities office handling your account. In most cases, an Account Officer will set up your account for automatic sweep while you are on the phone.

While you may purchase shares of any of the three Portfolios at any time, only one Portfolio may be designated as your Sweep Portfolio. The sweep feature is subject to the terms and conditions of your Waterhouse Securities brokerage account agreement.

Setting up your Waterhouse Investors Money Management Account. For those Waterhouse Securities customers that qualify, a Waterhouse Investors Money Management Account provides additional services over that of a brokerage account. In addition to having free credit balances in your brokerage account swept automatically each business day into your Sweep Portfolio, you can access your investment in the Portfolio by writing checks or using an ATM/VISA Check Card. You should contact your Waterhouse Securities Account Officer for more details.

To set up your Waterhouse Investors Money Management Account, you should complete the appropriate section of the Waterhouse Securities New Account Application.


SIPC Coverage. Within your Waterhouse Securities brokerage account, you have access to other investments available at Waterhouse Securities such as stocks, bonds, and other mutual funds. The securities in your Waterhouse Securities brokerage account, including shares of the portfolios, are protected up to $25 million. $500,000 is provided by Securities Investor Protection Corporation (known as "SIPC") of which $100,000 covers cash. The remaining $24.5 million is provided by National Union Fire Insurance Company ("NUFIC"), a subsidiary of American International Group, one of the world's largest insurance companies. However, SIPC and NUFIC account protection does not protect you from any loss of principal due to market or economic conditions.

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How To Buy Shares

You may purchase shares of a Portfolio either through the automatic sweep feature or by way of a direct purchase as set forth below.

Automatic Sweep Purchases. Free credit balances in your Waterhouse Securities brokerage account will be automatically invested each business day in the Sweep Portfolio you have selected. Checks deposited to your Waterhouse Securities brokerage account will be automatically invested in the Sweep Portfolio after allowing three business days for clearance. Net proceeds from securities transactions in your brokerage account will be automatically invested on the business day following settlement. Dividends and interest payments from investments in your brokerage account will be automatically invested in the Sweep Portfolio on the day they are credited to your account.


Direct Purchases. A Waterhouse Securities brokerage customer may purchase shares of any of the Portfolios by placing an order directly with a Waterhouse Securities Account Officer. You may buy shares by mailing or bringing your check to any Waterhouse Securities office. Checks should be made payable to "Waterhouse Securities, Inc." and you should write your Waterhouse Securities account number on the check. The check will be deposited to your Waterhouse Securities brokerage account. Waterhouse Securities allows three business days for clearance and shares of a Portfolio will be purchased on the third business day.




Price. Shares are purchased at the NAV next determined after an order is received by the Fund. There is no sales charge to buy shares in the Fund.


Each Portfolio reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchases by exchange.

How To Sell Shares

To sell shares of a Portfolio, simply call a Waterhouse Securities Account Officer. A redemption of your shares will be made at the NAV next determined after your redemption request is received in proper form by the Fund. The proceeds of the sale of your Fund shares ordinarily will be credited to your brokerage account the same business day, but not later than seven calendar days after an order to sell shares is received. If Waterhouse Securities issues you a redemption check, it may be mailed to you, or you may pick it up in person at a Waterhouse Securities office.

Automatic Sweep Redemptions. Shares of your Sweep Portfolio may automatically be sold to satisfy a debit balance in your Waterhouse Securities brokerage account. To the extent that there are not a sufficient number of shares of your Sweep Portfolio to satisfy any such debit, shares that you own of any other Portfolio of the Fund may be sold. In addition, shares will be sold to settle securities transactions in your Waterhouse Securities brokerage account if on the day before settlement there is insufficient cash in the account to settle the net transactions. Your brokerage account, as of the close of business each business day, will be scanned for debits and pending securities settlements, and after application of any free credit balance in the account to the debits, a sufficient number of shares will be sold the following business day to satisfy any remaining debits. Shares may also be sold automatically to provide the cash collateral necessary to meet your margin obligations to Waterhouse Securities.

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If you have a Waterhouse Investors Money Management Account and you withdraw cash from your Waterhouse Securities brokerage account by way of a check or ATM/VISA Check Card, shares of your Sweep Portfolio will automatically be sold to satisfy any resulting debit balance. Each month, the first five ATM cash withdrawals, including withdrawals that result in the redemption of Fund shares, are free; thereafter, Waterhouse Securities charges its customers a $1.00 service fee for each ATM/VISA Check Card cash withdrawal. Holders of the ATM/VISA Check Card will not be liable for unauthorized withdrawals resulting in redemptions of Fund shares that occur after Waterhouse Securities is notified of the loss, theft or unauthorized use of the Card. Further information regarding the rights of holders of the ATM/VISA Check Card is set forth in the Waterhouse Investors Money Management Agreement provided to each customer who opens a Waterhouse Investors Money Management Account.


Your Retirement Account. To sell shares and receive payment in a Retirement Account, you should complete a Waterhouse Securities Distribution Form. These forms can be obtained by calling or visiting a Waterhouse Securities office.


Price. Shares are redeemed at the NAV next determined after a redemption request is received by the Fund. There are no withdrawal penalties or redemption fees.


Clearance. If you are selling shares you bought within the last 10 calendar days, payment will be credited to your brokerage account upon clearance of the funds used to purchase shares, which may take up to 10 calendar days.

How To Exchange Portfolios

You may change your designated Sweep Portfolio to any other Portfolio at any time without charge. You may also exchange shares of one Portfolio for another Portfolio. To effect an exchange, call your Waterhouse Securities Account Officer with instructions to move your money from one Portfolio to another, or you may mail written instructions to your local Waterhouse Securities office. Your letter should reference your Waterhouse Securities brokerage account number, the Portfolio from which you are exchanging and the Portfolio into which you are exchanging. This letter should be signed by at least one registered account holder.


An exchange involves the redemption of Portfolio shares and the purchase of shares of another Portfolio at their respective NAVs after receipt of an exchange request in proper form. Each Portfolio reserves the right to reject specific exchange orders and, on 60 days' prior written notice, to suspend, modify or terminate exchange privileges.


Dividends


On each day that the NAV of a Portfolio is determined, such Portfolio's net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record as of such day's last calculation of NAV. All expenses are accrued daily and are deducted before declaration of dividends to investors. Shareholders who buy shares of a Portfolio by 4:00 p.m. (Eastern time) will begin to earn dividends that business day. Shareholders who buy shares of a Portfolio after 4:00 p.m. (Eastern time) will begin earning dividends the following business day. Shareholders will not earn dividends on the date of redemption for shares redeemed prior to 4:00 p.m. (Eastern time), but will earn dividends on such day for shares redeemed after 4:00 p.m. (Eastern time). Each Portfolio's earnings for Saturdays, Sundays and holidays are declared as dividends on the previous business day.

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Dividends and distributions from a Portfolio will be reinvested in additional full and fractional shares of the same Portfolio at the NAV next determined after their payable date. Dividends are declared daily and are reinvested monthly. A shareholder may elect to receive any monthly dividend in cash by submitting a written election to Waterhouse Securities by the tenth day of the specific month to which the election to receive cash relates.


Telephone Transactions

As a customer of Waterhouse Securities, you will automatically have the privilege of purchasing, redeeming or exchanging your Portfolio shares by telephone. Waterhouse Securities will employ reasonable procedures to verify the genuineness of telephone redemption or exchange requests. These procedures involve requiring certain personal identification information. If such procedures are not followed, Waterhouse Securities may be liable for any losses due to unauthorized or fraudulent instructions. Neither Waterhouse Securities nor the Fund will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. You should verify the accuracy of your account statements immediately after you receive them and contact a Waterhouse Securities Account Officer if you question any activity in the account.


The Fund reserves the right to refuse to honor requests made by telephone if the Fund believes them not to be genuine. The Fund also may limit the amount involved or the number of such requests. During periods of drastic economic or market change, telephone redemption and exchange privileges may be difficult to implement. The Fund reserves the right to terminate or modify this privilege at any time.


Small Accounts


There is currently no minimum requirement for initial and subsequent purchases of Fund shares. However, because currently only customers of Waterhouse Securities are eligible to purchase shares of the Fund, Fund shares are subject to automatic redemption should the Waterhouse Securities brokerage account in which they are held be closed or if Waterhouse Securities imposes certain requirements with respect to its brokerage accounts and eligibility for sweep arrangements, including requirements relating to minimum account balances. Any minimum balance requirement will not apply to Waterhouse Securities IRA accounts.


Shareholder Inquiries



Shareholder inquiries may be made by writing to the Fund or Waterhouse Securities at 100 Wall Street, New York, New York 10005, or by calling your Waterhouse Securities Account Officer.

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OTHER INFORMATION
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General Information About the Fund



The Fund was organized under Maryland law on August 16, 1995 and is registered under the Investment Company Act as an open-end diversified management investment company. The Fund is authorized to issue 100 billion shares. Because the Fund offers multiple Portfolios, it is known as a "series company." Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights (other than the exchange privileges described in this Prospectus and the SAI). The Board of Directors may increase the number of authorized shares or create additional series or classes of Fund or Portfolio shares without shareholder approval.



Unless otherwise required by the Investment Company Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for any purpose, including the removal of directors from office. Fund shareholders may remove a director by the affirmative vote of a majority of the outstanding shares of stock entitled to be cast for the election of directors. In addition, the Board of Directors will call meetings of shareholders for the purpose of electing directors if, at any time, less than a majority of the directors then holding office has been elected by shareholders. In addition, the Fund will hold special meetings as required by or deemed desirable by the Board of Directors for other purposes, such as changing fundamental investment policies or approving an investment advisory agreement. Shareholders will vote by Portfolio and not in the aggregate except when voting in the aggregate is required under the Investment Company Act, such as for the election of directors, or as required by Maryland law.


Statements and Reports to Shareholders

The Fund will not issue share certificates but will record your holdings in noncertificated form. Your Fund activity will be reflected in your Waterhouse Securities brokerage account statement. The Fund will also provide you with annual audited and semi-annual unaudited financial statements. To reduce expenses, only one copy of most financial reports will be mailed to your household, even if you have more than one account in the Fund. If you would like to receive copies of financial reports or historical account information, you may call your Waterhouse Securities Account Officer.

The Fund may charge a fee for special services, such as providing historical account documents that are beyond the normal scope of its services.

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Taxes


Money Market and U.S. Government Portfolios. Each of the Money Market Portfolio and the U.S. Government Portfolio intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") as a regulated investment company and, as such, will not be subject to federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Internal Revenue Code.



Dividends derived from interest and short-term capital gains are taxable to a shareholder as ordinary income even though they are reinvested in additional Portfolio shares. Dividends paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax. Dividends from these Portfolios do not qualify for the dividends received deduction allowable to certain U.S. corporate shareholders. All or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.



Municipal Portfolio. The Municipal Portfolio intends to qualify under Subchapter M of the Internal Revenue Code as a regulated investment company and, as such, will not be liable for federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Internal Revenue Code. The Portfolio intends to declare and distribute tax-exempt interest dividends. Shareholders of the Municipal Portfolio will not be required to include the "exempt-interest" portion of dividends paid by the Portfolio in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, as described below and in the SAI, exempt-interest dividends may be subject to state income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of the shareholder and may have other collateral federal income tax consequences. The Municipal Portfolio may purchase without limitation Municipal Securities, the interest on which constitutes an item of tax preference and which may therefore give rise to a federal alternative minimum tax liability for individual shareholders.


Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income. Dividends representing taxable net investment income which are paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.


To the extent that exempt-interest dividends are derived from certain "private activity bonds" (some of which were formerly referred to as "industrial development bonds") issued on or after August 7, 1986, they will be treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. All exempt-interest dividends will be included in determining a corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's alternative minimum taxable income, with certain adjustments, will be an upward adjustment for purposes of the corporate alternative minimum tax. The percentage of dividends which constitutes exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of the Municipal Portfolio declared during that year. These percentages

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may differ from the actual percentages for any particular day. Shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences of an investment in the Municipal Portfolio. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the SAI.


Individuals whose modified income exceeds a base amount will be subject to federal income tax on up to one-half (85% if modified income exceeds a modified base amount) of their Social Security benefits. Modified income includes tax-exempt interest, including exempt-interest dividends from the Municipal Portfolio.

The tax exemption of dividends from the Municipal Portfolio for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and you are advised to consult your own tax adviser as to the status of your dividends under state and local tax laws.

All Portfolios. Dividends declared in December to shareholders of record and paid during the following January are treated as paid on December 31 for federal income and excise tax purposes. The Fund may adjust its schedule for dividend reinvestment for the month of December to assist in complying with reporting and minimum distribution requirements contained in the Internal Revenue Code.


Each Portfolio will be subject to a non-deductible 4% excise tax if it does not distribute sufficient amounts of taxable investment income and capital gains annually. Each Portfolio intends to distribute sufficient income to avoid the application of this excise tax. It is not anticipated that the Portfolios will realize long-term capital gains and therefore the Fund does not contemplate making distributions taxable to shareholders as long-term capital gain.



Each Portfolio is required by law to withhold 31% ("back-up withholding") of certain dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and may be claimed as a credit on such shareholder's federal income tax return. You should consult your own tax adviser regarding the withholding requirement.


Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information at a reasonable fee.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

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APPENDIX
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The following describes in greater detail the types of investments discussed elsewhere in the Prospectus:


Asset-Backed Securities. Each Portfolio, other than the Municipal Portfolio, may invest in securities backed by pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. The U.S. Government Portfolio will invest in asset-backed securities only to the extent that such securities are considered "Government Securities."


Certificates of Participation. The Municipal Portfolio may invest in Certificates of Participation. Certificates of Participation may be variable rate or fixed rate with remaining maturities of one year or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issuer of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Investment Manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Investment Manager that for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.


Government Securities. Each Portfolio may invest in Government Securities. Government Securities consist of marketable securities and instruments issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities ("Agencies") are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank.

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Investments in Other Investment Companies. A Portfolio may invest in securities issued by other investment companies to the extent that such investments are consistent with the Portfolio's investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, the Portfolios may not acquire collectively more than 3% of the outstanding securities of any one investment company. In addition, each Portfolio will limit its investments in other investment companies in accordance with the diversification and quality requirements of such Portfolio. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations. It is currently anticipated that such investments will be made solely in other no-load money market funds.



Loans of Portfolio Securities. Each Portfolio may lend portfolio securities in amounts up to 331/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, a Portfolio will receive income while retaining the securities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.


Municipal Lease Obligations. The Municipal Portfolio may invest a portion of its assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Portfolio will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the Portfolio a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.


Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. The Portfolio's ability to recover under such a lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure proves difficult. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds.

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Municipal Securities. The Municipal Portfolio will invest in municipal securities. Municipal securities are issued to raise money for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. A security credit may be enhanced by a bank, insurance company, or other financial institution. The securities may carry fixed, variable, or floating interest rates. A Portfolio may own a Municipal security directly or through a participation interest. Industrial Development Bonds are a type of municipal security that may be held by the Municipal Portfolio. These are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Among other types of instruments, the Portfolio may purchase tax-exempt commercial paper and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements, or other revenues.



Put Features. Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank's credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank's credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank's ability to honor its credit commitment. Demand features, standby commitments, and tender options are types of put features.



Repurchase Agreements. Each Portfolio may enter into repurchase agreements, which are instruments under which a Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. Repurchase agreements are, in effect, loans collateralized by the underlying securities. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

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Reverse Repurchase Agreements. Each Portfolio may enter into reverse repurchase agreements, which are instruments under which a Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager. Such transactions may increase fluctuations in the market value of a Portfolio's assets and may be viewed as a form of leverage.



Rule 144A Securities. If otherwise consistent with its investment objectives and policies, each Portfolio, other than the Government Portfolio, may invest in Rule 144A Securities. Rule 144A Securities are securities which are not registered under the Securities Act of 1933 but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act of 1933. Any such security will not be considered illiquid so long as it is determined by the Fund's Board of Directors or the Investment Manager, acting under guidelines approved and monitored by the Fund's Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.




Section 4(2) Paper. The Money Market Portfolio may invest in Section 4(2) paper.
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Money Market Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Portfolio's Investment Manager considers the legally restricted but readily saleable Section 4(2) paper to be liquid. However, pursuant to procedures adopted by the Fund's Board of Directors, if an investment in Section 4(2) paper is not determined by the Investment Manager to be liquid, that investment will be included within the 10% limitation on illiquid securities discussed under "All Portfolios" in this Prospectus. The Fund's Investment Manager will monitor the liquidity of the Portfolio's investments in Section 4(2) paper on a continuous basis.

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Standby Commitments. The Municipal Portfolio may acquire Standby Commitments.
Standby Commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Municipal Portfolio may acquire Standby Commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Municipal Portfolio may not transfer a Standby Commitment to a third party, although it could sell the underlying Municipal Security to a third party at any time. The Portfolio may purchase Standby Commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby Commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Investment Manager may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby Commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that Standby Commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.



Stripped Government Securities. Each of the Portfolios, except the Municipal Portfolio, may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. These instruments are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Money Market Portfolio and the U.S. Government Portfolio. The Money Market Portfolio can purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities
(CATS), Treasury Investment Growth Receipts (TIGRS), and generic Treasury Receipts (TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (FICO) can also be stripped in this fashion. Because of the view of the SEC on privately stripped government securities, the Money Market Portfolio must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds.


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Tender Option Bonds. The Municipal Portfolio may purchase Tender Option Bonds.
Tender Option Bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the Municipal Portfolio may buy Tender Option Bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 13 months. In selecting Tender Option Bonds for the Portfolio, the Investment Manager will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.



Variable or Floating Rate Obligations. Each Portfolio may invest in Variable Rate or Floating Rate Obligations. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. The interest rate of Variable Rate Obligations ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Obligations reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Obligations ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Obligations, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Each Portfolio determines the maturity of Variable Rate Obligations and Floating Rate Obligations in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.


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When-Issued and Delayed Delivery Basis Securities. Each Portfolio may invest in when-issued and delayed delivery basis securities. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase. The Portfolio's Custodian will maintain, in a segregated account of the Portfolio, cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to or greater than the Portfolio's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio's net asset value. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring or disposing of the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of such securities by the Municipal Portfolio may result in the realization of gains that are not exempt from federal income tax.



Zero Coupon Bonds. Each Portfolio may invest in Zero Coupon Bonds. Zero Coupon

Bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because Zero Coupon Bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Portfolio takes into account as income a portion of the difference between a Zero Coupon Bond's purchase price and its face value.



                       --------------------------------



Future Developments. Each Portfolio may invest in securities and in other instruments which do not presently exist but may be developed in the future, provided that each such investment is consistent with such Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus will be amended or supplemented as appropriate to discuss any such new investments.


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                WATERHOUSE INVESTORS CASH MANAGEMENT FUND, INC.
                   100 Wall Street, New York, New York 10005
           Waterhouse Securities, Customer Service - 1-800-934-4410


                      STATEMENT OF ADDITIONAL INFORMATION

                               February 28, 1997



This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus dated February 28, 1997 (the "Prospectus") for Waterhouse Investors Cash Management Fund, Inc. To obtain a copy of the Prospectus please write to the Fund or Waterhouse Securities, Inc., Customer Service, at 100 Wall Street, New York, New York 10005, or call 1-800-934-4410.


                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
INVESTMENT POLICIES AND RESTRICTIONS......................................    3

PORTFOLIO TRANSACTIONS....................................................   10

DIRECTORS AND EXECUTIVE OFFICERS..........................................   11

THE INVESTMENT MANAGER....................................................   13

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES....................   15

DIVIDENDS AND TAXES.......................................................   19

SHARE PRICE CALCULATION...................................................   21

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................   22

PERFORMANCE...............................................................   23

SHAREHOLDER RIGHTS........................................................   25

FINANCIAL STATEMENTS......................................................   25

ANNEX -- RATINGS OF INVESTMENTS...........................................   26


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                WATERHOUSE INVESTORS CASH MANAGEMENT FUND, INC.
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INVESTMENT POLICIES AND RESTRICTIONS


Waterhouse Investors Cash Management Fund, Inc. (the "Fund") has adopted for each of its three investment portfolios (the Money Market
Portfolio, the U.S. Government Portfolio and the Municipal Portfolio) (the "Portfolios") certain fundamental investment limitations which cannot be changed for a Portfolio without approval by holders of a majority of the outstanding voting securities of that Portfolio. However, except for each Portfolio's investment objectives and the fundamental investment limitations set forth below, the investment policies and restrictions described in the Prospectus and this Statement of Additional Information are not fundamental and may be changed without shareholder approval. As defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and as used herein and in the Prospectus, the term "majority of the outstanding voting securities" of the Fund, or of a particular Portfolio means, respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Fund or such Portfolio present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Fund or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund or such Portfolio.



The following policies and restrictions supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and restrictions.


Investment Restrictions. The following are the fundamental investment restrictions of each Portfolio of the Fund. Each Portfolio may not (unless noted otherwise):




(1) with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;




(2) with respect to the Municipal Portfolio, normally invest less than 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ("Municipal Securities"), the income from which is exempt from federal income tax, but may be subject to federal alternative minimum tax liability;



(3) issue senior securities, except as permitted under the Investment Company
Act;



(4) make short sales of securities or purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

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(5)  borrow  money,  except  that each  Portfolio  may:  (i) borrow  money for temporary defensive or emergency purposes (not for leveraging or investment), (ii) engage in reverse repurchase agreements for any purpose, and (iii) pledge its assets in connection with such borrowing to the extent necessary; provided that (i) and (ii) in combination do not exceed 331/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 331/3% limitation. A Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding;


(6) act as an underwriter (except as it may be deemed such in a sale of restricted securities);




(7) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; or, in the case of the Municipal Portfolio, tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Money Market Portfolio may invest more than 25% of its total assets in the financial services industry and the Municipal Portfolio may invest more than 25% of its total assets in industrial development bonds related to a single industry. The Money Market Portfolio specifically reserves the right to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by U.S. banks including their foreign branches, and U.S. branches of foreign banks, in accordance with its investment objectives and policies;




(8) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);



(9) buy or sell commodities or commodity (futures) contracts, except for financial futures and options thereon. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts;



(10) lend any security or make any other loan if, as a result, more than 331/3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements; or



(11)  purchase  securities  of  other  investment  companies,   except  in
connection with a merger, consolidation, reorganization or acquisition of assets or to the extent otherwise permitted by the Investment Company Act; however, a Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Portfolio.

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The following  investment  restrictions  are not  fundamental,  and may be changed without shareholder approval. Each Portfolio does not currently intend:



(i) To purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or a security subject to an "unconditional demand feature issued by a non-controlled person," as defined in Rule 2a-7 under the Investment Company Act ("Rule 2a-7")) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that a Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days;



(ii) to purchase or hold any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper") and securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A securities"), which are determined to be liquid pursuant to procedures adopted by the Fund's Board of Directors; or





(iii) to invest in financial futures and options thereon.





For the Fund's policies on quality and maturity, see the subsection entitled "Quality and Maturity" below.



Each Portfolio's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Portfolios.

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Investment Policies of All Portfolios:

Quality and Maturity. Pursuant to procedures adopted by the Board of Directors, a Portfolio may purchase only high quality securities that the Investment Manager believes present minimal credit risks. To be considered high quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized statistical rating organizations (or by one, if only one such rating organization has rated the security); or, if unrated, judged to be of equivalent quality by the Investment Manager.


High quality securities are divided into "first tier" and "second tier" securities. First tier securities are generally those deemed to be in the highest rating category (e.g., A-1 by Standard & Poor's ("S&P")), Government Securities and securities issued by other money market funds. Second tier securities are generally those deemed to be in the second highest rating category (e.g., A-2 by S&P). See "Annex Ratings of Investments."



The Money Market Portfolio may not invest more than 5% of its total assets in second tier securities. In addition, the Money Market Portfolio may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer. The Municipal Portfolio may not invest more than 5% of its total assets in second tier securities that are "conduit securities," as that term is defined in Rule 2a-7. In addition, the Municipal Portfolio may not invest more than 1% of its assets or $1 million (whichever is greater) in second tier conduit securities of a single issue.



Each Portfolio will limit its investments to securities with remaining maturities of 397 calendar days or less, and maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, a Portfolio may rely upon an interest rate reset or demand feature.


When-Issued and Delayed Delivery Transactions. Each Portfolio may buy and sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered.


When purchasing securities on a when-issued or delayed delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with each Portfolio's other investments. If a Portfolio remains substantially fully invested at a time when when-issued or delayed delivery purchases are outstanding, the purchases may result in a form of leverage. When when-issued or delayed delivery purchases are outstanding, a Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.


Each Portfolio may renegotiate when-issued or delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.


Variable or Floating Rate Obligations. Variable or Floating Rate Obligations bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed

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to  result  in a market  value  for the  instrument  that  approximates  its amortized cost. A demand instrument with a conditional demand feature must have received both a short-term and a long-term high quality rating or, if unrated, have been determined to be of comparable quality pursuant to procedures adopted by the Board of Directors. In addition, the Board must make certain findings to insure, pursuant to Rule 2a-7, the appropriateness of the conditional demand feature for money fund investment. A demand instrument with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon a finding of comparable short-term quality pursuant to procedures adopted by the Board of Directors.



Repurchase Agreements. In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. It is each Portfolio's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Investment Manager pursuant to procedures approved by the Board of Directors, however, it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a Portfolio in connection with a seller's bankruptcy proceedings).


Reverse Repurchase Agreements. In a reverse repurchase agreement, a Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager.


Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Directors, the Investment Manager determines the liquidity of a
Portfolio's   investments  and,  through  reports  from  the  Investment
Manager, the Board monitors investments in illiquid instruments. In determining the liquidity of a Portfolio's investments, the Investment Manager may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment).


Investments currently considered by the Portfolios to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. Also, with regard to the Money Market Portfolio, the Investment Manager may determine some time deposits to be illiquid. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by or under the direction of the Board of Directors. If through a change in values, net assets, or other circumstances, a Portfolio were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.


For purposes of the 10% limit on illiquid securities, 144A securities will not be considered to be illiquid so long as the Investment Manager determines, in accordance with procedures adopted by the Board of Directors, that such securities have a readily available market. The Investment Manager will monitor the liquidity of such securities subject to the supervision of the Board of Directors.

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Municipal lease  obligations will not be considered  illiquid for purposes of the Municipal Portfolio's 10% limitation on illiquid securities, provided the Investment Manager determines that there is a readily available market for such securities. With respect to municipal lease obligations, the Investment Manager will consider, pursuant to procedures adopted by the Board of Directors, the following: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease;
(3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the Investment Manager.


Investment Policies of Money Market Portfolio Only:


Domestic and Foreign Issuers. Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. savings and loan institutions, U.S. branches of foreign banks, and foreign branches of foreign banks. The Fund may also invest in U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies, mortgage bankers, and real estate investment trusts, as well as banks.


The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States and the Fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

Obligations  of U.S.  branches and agencies of foreign  banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.

Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S.
issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.


Credit Enhancement Features. Each portfolio may invest in securities subject to letters of credit or other credit enhancement features. Such letters of credit or other credit enhancement features are not subject to federal deposit insurance, and changes in the credit quality of the issuers of such letters of credit or other credit enhancement features could cause losses to a Portfolio and affect its share price.

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Put  Features.  Put features  entitle the holder to sell a security  (including a repurchase agreement) back to the issuer or a third party at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank's credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank's credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank's ability to honor its credit commitment. Demand features, standby commitments, and tender options are types of put features.


Investment Policies of the Municipal Portfolio Only:

Municipal Securities. Municipal Securities which the Municipal Portfolio may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal
Securities  may  be  issued  include   refunding   outstanding obligations,

obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.


Municipal Securities, such as private activity bonds ("industrial development bonds" under prior law), are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity, or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.



Municipal Securities generally are classified as "general obligation" or "revenue." General obligation notes are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue notes are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Securities are in most cases revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds.



Examples of Municipal  Securities that are issued with original  maturities of
397 calendar days or less are  short-term  tax  anticipation   notes,  bond
anticipation  notes,   revenue   anticipation  notes, construction loan notes,
pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing
Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Municipal Portfolio may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

-------------------------------------------------------------------------------
The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.


Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.



Federally Taxable Obligations. From time to time, the Municipal Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, the Portfolio may invest in obligations whose interest is federally taxable pending the investment or reinvestment in Municipal Securities of proceeds from the sale of its shares or sales of portfolio securities. Should the Portfolio invest in federally taxable obligations, it would purchase securities that in the Investment Manager's judgment are of high quality. These would include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. In addition, the Municipal Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, the Portfolio may temporarily invest its assets, without limitation, in taxable temporary investments. The Municipal Portfolio will purchase taxable obligations only if they meet its quality requirements.



Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of the Portfolio's distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Portfolio's holdings would be affected and the directors would reevaluate the Portfolio's investment objective and policies.


The Municipal  Portfolio  anticipates  being as fully invested as  practicable in Municipal Securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Portfolio shares, or in order to meet redemption requests, the Portfolio may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, the Portfolio may be required to sell securities at a loss.

PORTFOLIO TRANSACTIONS


Portfolio transactions are undertaken principally to pursue the objective of each Portfolio in relation to movements in the general level of interest rates, to invest money obtained from the sale of Fund shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Fund shares. This may increase or decrease the yield of a Portfolio depending upon the Investment Manager's ability to correctly time and execute such transactions. Each Portfolio normally intends to hold its portfolio securities to maturity. The Portfolios do not intend to trade portfolio securities although they may do so to take advantage of short-term market movements.



In effecting purchases and sales of portfolio securities for the account of each Portfolio, the Investment Manager will implement the Fund's policy of seeking the best execution of orders, which includes best net prices. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms' professional services which include execution, clearance procedures, reliability and other factors. In selecting among the firms

--------------------------------------------------------------------------------


believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide market, statistical and other research information to the Fund and the Investment Manager, although the Investment Manager is not authorized to pay higher prices to firms that provide such services. Any research benefits derived are available for all clients. Because statistical and other research information is only supplementary to the Investment Manager's research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. The Fund expects that purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.



The investment decisions for each Portfolio will be reached independently from those for each other and for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more Portfolios as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases this procedure may affect the size or price of the position obtainable for a Portfolio.


DIRECTORS AND EXECUTIVE OFFICERS


The directors and executive officers of the Fund, their principal occupations over the past five years and their affiliations, if any, with the Investment Manager and Funds Distributor, Inc. ("FDI"), the Fund's distributor, are as follows:



RICHARD W. DALRYMPLE, Director. Mr. Dalrymple has served as a Director of Waterhouse Investors Cash Management Fund, Inc. since December 12, 1995. Mr. Dalrymple has been the President of Teamwork Management, Inc. since January 1997. Mr. Dalrymple has been a Trustee of The Shannon McCormack Foundation since 1988, the Kevin Scott Dalrymple Foundation since 1993 and a Director of National Center for Disability Services since 1983. From 1990 through 1995, Mr. Dalrymple served as President and Chief Operating Officer of Anchor Bank. From 1985 through 1990, Mr. Dalrymple worked for the Bank of Boston. During this time, Mr. Dalrymple served as the President of Massachusetts Banking and the Southern New England Region, and as Department Executive of Banking Services. He is 53 years old. Mr. Dalrymple's address is 45 Rockefeller Plaza, New York, NY 10111.



THEODORE ROSEN, Director. Mr. Rosen has served as a Director of Waterhouse Investors Cash Management Fund, Inc. since December 12, 1995. Since 1993, Mr. Rosen has been a Managing Director of Burnham Securities Inc. and Chairman of the Board of Directors of U.S. Energy Systems, Inc. Mr. Rosen has held senior management positions in retail sales, investment management, and corporate finance. From 1991 to 1993, Mr. Rosen was a Senior Vice President at Oppenheimer & Co., and from 1989 to 1991 was a Vice President-Sales at Smith Barney. Prior to 1989, Mr. Rosen held senior management positions at D.H. Blair & Co., Morgan Stanley & Co., Ladenburg Thalman, and Burnham & Co.

Mr. Rosen was the founder and President of Summit Capital Group, a money management and investment banking firm. He is 72 years old. Mr. Rosen's address is 1325 Avenue of the Americas, New York, NY 10019

--------------------------------------------------------------------------------


GEORGE F. STAUDTER*, Director. Mr. Staudter has served as Chairman of the Board of Directors of Waterhouse Investors Cash Management Fund, Inc. since December 12, 1995. Mr. Staudter is a Director of Koger Equity, Inc. Mr. Staudter served as a Director of Waterhouse Investor Services from 1987 to 1996. Since 1989, Mr. Staudter has served as a Managerial and Financial Consultant, rendering investment management, tax and estate planning services to individual clients, and strategic planning advice to corporate clients. From 1993 through 1994, Mr. Staudter was the Chief Executive Officer and served on the Board of Directors for Family Steak Houses of Florida, Inc. From 1986 through 1988, Mr. Staudter was a principal and a principal shareholder of Douglas Capital Management, Inc. In this capacity, Mr. Staudter served as a member of the Investment Committee and provided investment counseling and tax and financial planning services. He is 65 years old. Mr. Staudter's address is 9637 Preston Trail West, Ponte Verde, FL 32082.



LAWRENCE J. TOAL, Director. Mr. Toal has served as a Director of Waterhouse Investors Cash Management Fund, Inc. since December 12, 1995. Mr. Toal was appointed Chairman, President and Chief Executive Officer of The Dime
Savings Bank of New York, FSB in January, 1997. He was President and Chief Operating Officer of The Dime since 1991. Prior to joining The Dime, Mr. Toal had been President of PSFS, a $10 billion Philadelphia thrift from 1988 to 1991. Mr. Toal spent 26 years at The Chase Manhattan Bank, N.A., in various senior management positions in consumer, corporate and international banking areas in the United States, Europe and Asia. He is 59 years old. Mr. Toal's address is 589 Fifth Avenue, 3rd Floor, New York, NY 10017.



JOHN E. PELLETIER**, President. Senior Vice President and General Counsel of FDI and Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual"), and an officer of certain investment companies advised or administered by the Dreyfus Corporation ("Dreyfus"), J.P. Morgan ("Morgan"), RCM Capital Management L.L.C. ("RCM") and Harris Trust and Savings Bank ("Harris") or their respective affiliates. From February 1992 to April 1994, Mr. Pelletier served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, Mr. Pelletier was employed as an Associate at Ropes & Gray. He is 32 years old.



CHRISTOPHER J. KELLEY**,  Vice President and Secretary.  Vice President and

Associate General Counsel of FDI and Premier Mutual, and an officer of certain investment companies advised or administered by Harris and Morgan or their respective affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. From October 1992 to March 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. Prior to 1992, Mr. Kelley attended Boston College Law School, from which he graduated in May 1992. He is 32 years old.



RICHARD W. INGRAM**, Vice President, Treasurer and Chief Financial Officer. Senior Vice President and Director of Client Services and Treasury Administration of FDI. Senior Vice President of Premier Mutual and an officer of certain investment companies advised or administered by Dreyfus, Harris, Morgan and RCM or their respective affiliates. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager of First Data Investor Services Group, Inc. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director-Mutual Funds of The Boston Company, Inc. He is 41 years old.



            * This director is an "interested person" of the Fund. ** Address: 60 State Street, Suite 1300, Boston, MA 02109

--------------------------------------------------------------------------------

Officers and directors who are interested persons of the Investment Manager or FDI will receive no compensation from the Fund. The Fund expects to pay or accrue total directors' fees of approximately $60,000 per year to those directors who are not designated above as "interested persons." Directors who are interested persons of the Fund may be compensated by the Investment Manager for their services to the Fund. On January 31, 1997, the officers and directors of the Fund, as a group, owned less than 1% of the outstanding shares of each Portfolio.



The Fund pays its directors an annual retainer and a per meeting fee and reimburses them for their expenses. The amounts of compensation that the Fund paid to each director for the fiscal year ended October 31, 1996, are as follows:



                                                 Pension or                           Total Compensation
                                                 Retirement          Estimated               from
                             Aggregate         Benefits Accrued        Annual             Fund Complex
   Name of Board         Compensation from     as Part of Fund's    Benefits Upon    Paid to Board Members
      Member                    Fund               Expenses          Retirement               (3)
----------------         -----------------     -----------------    -------------    ---------------------

Richard W. Dalrymple          $20,000 (1)              $0                 $0               $20,000 (1)
Theodore Rosen                $20,000 (1)              $0                 $0               $20,000 (1)
George F. Staudter(2)            $0                    $0                 $0                  $0
Lawrence J. Toal              $20,000 (1)              $0                 $0               $20,000 (1)


_________________________________


(1) Amounts do not include reimbursed expenses for attending Board meetings.
(2) Interested director of the Fund.
(3) As of the date of this Statement of Additional Information, neither the Investment Manager nor any of its affiliates serves as an investment adviser to any registered investment company other than the Fund.


THE INVESTMENT MANAGER


Waterhouse Asset Management, Inc., a Delaware corporation, is the Investment Manager of the Fund. The Investment Manager is a wholly owned subsidiary of Waterhouse National Bank (the "Bank"), which is a wholly owned subsidiary of Waterhouse Investor Services, Inc. ("Waterhouse"), which is in turn a wholly owned subsidiary of The Toronto-Dominion Bank ("TD Bank"). The Bank offers various banking products and services primarily to the customers of Waterhouse Securities, the principal subsidiary of Waterhouse. TD Bank, a Canadian chartered bank subject to the provisions of the Bank Act of Canada, acquired Waterhouse in a merger effective on October 15, 1996. In addition to the Fund, the Investment Manager also currently serves as investment manager to the Bank and as of January 31, 1997 had total assets under management in excess of $3.0 billion.

--------------------------------------------------------------------------------

Personnel of the Investment Manager may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the Fund, establishes procedures for personal investing and restricts certain transactions. Restrictions on the timing of personal investing relative to trades by the Fund have been adopted.




The following persons are senior officers and directors of the Investment Manager, each of whom will have substantial responsibilities in connection with the management of the Portfolios:



FRANK J. PETRILLI, Chairman, President and Chief Executive Officer of Waterhouse Asset Management, Inc. since January 1997. Mr. Petrilli has served as President and Chief Operating Officer of Waterhouse Investor
Services, Inc. since January 1995. Mr. Petrilli has served as a Director of Waterhouse National Bank and National Investor Services Corp. since March 1995 and September 1995, respectively. From May 1993 to January 1995, Mr. Petrilli served as President and Chief Operating Officer of American Express Centurion Bank. From January 1991 to May 1993, Mr. Petrilli served as Chief Financial Officer of American Express Centurion Bank. Mr. Petrilli is 46 years old. Mr. Petrilli's address is 100 Wall Street, New York, NY 10005.



DAVID HARTMAN, Senior Vice President and Chief Investment Officer of Waterhouse Asset Management, Inc. Mr. Hartman has been serving as Senior Vice President and Chief Investment Officer of Waterhouse Asset Management, Inc. since October 1995. From February 1995 through August 1995, Mr. Hartman served as Senior Vice President and Senior Portfolio Manager in charge of Fixed
Income Separate Accounts at Mitchell Hutchins - Paine Webber. From 1983 to 1995, Mr. Hartman was a Senior Vice President of Kidder Peabody & Co. In this capacity, Mr. Hartman served as the Chief Investment Officer for Fixed Income accounts and both taxable and municipal money market funds. From 1976 to 1983, Mr. Hartman served as Vice President of Federated Investors Inc. and was responsible for managing $5 billion in mutual funds. From 1967 to 1976, Mr. Hartman was a Senior Auditor at Arthur Anderson & Co. where he was a small business consultant. Mr. Hartman is 50 years old. Mr. Hartman's address is 50 Main Street, White Plains, NY 10606.



MICHELE R. TEICHNER, Senior Vice President of Waterhouse Asset Management, Inc. Ms. Teichner has been serving as Senior Vice President of Waterhouse
Asset Management Inc. since August 1996, with responsibility for operations and compliance. From August 1994 to July 1996, Ms. Teichner served as President of Mutual Fund Training & Consulting, Inc. From July 1993 to July 1994, Ms. Teichner served as Assistant Vice President of Concord Financial Group, Inc. From 1987 to 1992, Ms. Teichner served as Assistant Vice President of Dillon, Read & Co. Inc. and was responsible for the administration, operations and compliance for mutual funds and the investment advisor. Ms. Teichner is 37 years old. Ms. Teichner's address is 100 Wall Street, New York, NY 10005.

--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

Investment Management

Pursuant to the Investment Management Agreement with the Fund on behalf of each Portfolio, the Investment Manager manages each Portfolio's investments in accordance with its stated policies and restrictions, subject to oversight by the Fund's Board of Directors. Each Portfolio pays the expenses of its operations, including the costs of shareholder and board meetings, the fees and expenses of blue sky and pricing services, independent auditors, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissions or transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Portfolio and its shares for distribution under federal and state securities laws. In addition, each Portfolio pays for typesetting, printing and
mailing  proxy material,  prospectuses,   statements  of  additional
information, notices and reports to existing shareholders, and the fees of the directors who are not "interested persons" of the Fund within the meaning of such term as defined under the Investment Company Act ("Disinterested Directors"). Each Portfolio is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Fund may be a party, and any obligation it may have to indemnify the Fund's officers and directors with respect to any litigation. The Fund's expenses generally are allocated among the Portfolios on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Portfolio are charged to that Portfolio.



The Investment Management Agreement continues in effect until December 12, 1997 and thereafter from year to year so long as its continuation is approved at least annually by (i) a majority vote of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Fund, cast in person at a meeting called for such purpose, and (ii) by the vote of a majority (as defined in the Investment Company Act) of the outstanding voting securities of each Portfolio, or by the Fund's Board of Directors. The agreement may be terminated as to any Portfolio at any time upon 60 days prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of a Portfolio with respect to that Portfolio, and will terminate automatically upon assignment. The Investment Management Agreement was approved by the Board of Directors of the Fund, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the Agreement, and by the shareholders of each Portfolio.



The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or of law, or for any loss suffered by a Portfolio in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Portfolios under the Investment Management Agreement are not exclusive and it is free to render similar services to others.



For the investment management services furnished to each Portfolio, such Portfolio pays the Investment Manager an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to .35 of 1% of the first $1 billion of average daily net assets of each such Portfolio, .34 of 1% of the next $1 billion, and .33 of 1% of average daily net assets of each Portfolio over $2 billion. The Investment Manager has agreed to waive a portion of its fee payable by the Municipal Portfolio through October 15, 1998, so that the actual fee payable annually by such Portfolio during such period will be equal to .25 of 1% of its average daily net assets.



The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of each Portfolio's operating expenses. Expense reimbursements by the Investment Manager or its affiliates will increase each Portfolio's total returns and yield.

--------------------------------------------------------------------------------

Total fees payable by the Fund to the Investment Manager for the fiscal year ended October 31, 1996 were $3,339,325 for the Money Market Portfolio, $890,354 for the U.S. Government Portfolio and $595,954 for the Municipal Portfolio. For the fiscal year ended October 31, 1996, the Investment Manager voluntarily waived $8,425, $828 and $171,894 of its investment management fee for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively.


Distribution


The distributor of the Fund is FDI, 60 State Street, Suite 1300, Boston, Massachusetts 02109. Pursuant to a Distribution Agreement between the Fund and FDI, FDI has the exclusive right to distribute shares of the Fund. FDI may enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Fund shares. FDI has entered into such an agency agreement with Waterhouse Securities. FDI receives no fee from the Fund under the Distribution Agreement for acting as distributor to the Fund. FDI also acts as a subadministrator for the Fund.



The Distribution Agreement will continue in effect until December 12, 1997 and is renewable thereafter for periods of one year, so long as such continuance is approved at least annually by a vote of the Board of Directors of the Fund, including a majority of Disinterested Directors who have no direct or indirect financial interest in the Agreement. The Agreement was approved by the Board of Directors of the Fund, including a majority of Disinterested Directors who have no direct or indirect financial interest in the Agreement. Each Portfolio may terminate the Distribution Agreement on 60 days' prior written notice without penalty. Termination by a Portfolio may be by vote of a majority of the Fund's Board of Directors, or a majority of the Disinterested Directors, or by a "majority of the outstanding voting securities" of such Portfolio as defined under the Investment Company Act. The Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

--------------------------------------------------------------------------------
Shareholder Servicing



The Board of Directors of the Fund has approved a Shareholder Servicing Plan ("Servicing Plan") pursuant to which each Portfolio may pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement with the Fund ("Servicing Agents") in connection with shareholder support services that they provide. Payments under the Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed .25 of 1% of the average daily net assets of each Portfolio. The Fund's Board has determined to limit the annual fee payable through October 15, 1998 under the Servicing Plan so as not to exceed .20 of 1% of average daily net assets in the case of the Money Market Portfolio, .17 of 1% of average daily net assets in the case of the U.S. Government Portfolio and .11 of 1% of average daily net assets in the case of the Municipal Portfolio. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing
general  shareholder  liaison  services  (including   responding  to
shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be reasonably requested.


The Servicing Plan was approved by the Board of Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the Plan or the Shareholder Services Agreement. The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually. The Servicing Plan may be terminated by the Fund with respect to any Portfolio by a vote of a majority of the Disinterested Directors who have no direct or indirect financial interest in the Plan or any agreements relating thereto.

Pursuant to a Shareholder Services Agreement between the Fund and Waterhouse Securities, Waterhouse Securities has agreed to provide shareholder services to each Portfolio pursuant to the Shareholder Servicing

Plan. The Fund may enter into similar agreements with other service organizations, including broker-dealers and banks whose clients are shareholders of the Fund, to act as Servicing Agents and to perform shareholder support services with respect to such clients.


The Shareholder Services Agreement with Waterhouse Securities will continue in effect until December 12, 1997, and is renewable thereafter for periods of one year, so long as such continuance is approved at least annually by a vote of the Board of Directors of the Fund, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the Agreement. The Agreement was approved by the Board of Directors of the Fund, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the Agreement. Each Portfolio or Waterhouse Securities may terminate the Shareholder Services Agreement on 60 days' prior written notice without penalty. Termination by a Portfolio may be by vote of the Fund's Board of Directors, or a majority of the Disinterested Directors who have no direct or indirect financial interest in the Agreement. The Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.



Total fees payable by the Fund to Waterhouse Securities for the fiscal year ended October 31, 1996 were $1,913,360 for the Money Market Portfolio, $432,457 for the U.S. Government Portfolio and $187,300 for the Municipal Portfolio. For the fiscal year ended October 31, 1996, Waterhouse Securities voluntarily waived $1,129,420, $320,311 and $105,266 of its shareholder servicing fee for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively.


Conflict of interest  restrictions  may apply to the receipt by Servicing
Agents of compensation from the Fund in connection with the investment of fiduciary assets in Fund shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Fund shares.

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Administration



The Fund and the Investment Manager have also entered into an Administration Agreement pursuant to which the Investment Manager, as Administrator, provides administrative services to each of the Portfolios.
Administrative services furnished by the Investment Manager include, among others, maintaining and preserving the records of the Fund, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Fund, preparing reports, overseeing the preparation and filing with the Securities and Exchange Commission ("SEC") and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as administrator, the Investment Manager receives from each Portfolio an annual fee, payable monthly, of .10 of 1% of average daily net assets of such Portfolio. The fee is accrued daily as an expense of each Portfolio.



Total fees payable by the Fund to the Investment Manager, as Administrator, for the fiscal year ended October 31, 1996 were $956,680 for the Money Market Portfolio, $254,387 for the U.S. Government Portfolio and $170,273 for the Municipal Portfolio. For the fiscal year ended October 31, 1996, the Investment Manager voluntarily waived or reimbursed $308, $1,730 and
$14,089 of its administration fee for  the  Money  Market  Portfolio,   the
U.S.  Government   Portfolio  and  the  Municipal  Portfolio, respectively.



The Investment Manager has entered into a Subadministration Agreement with FDI pursuant to which FDI performs certain of the foregoing administrative services for the Fund. Under this Agreement, the Investment Manager pays FDI's fees for providing such services. In addition, the Investment Manager may enter into subadministration agreements with other persons to perform such services from time to time.



The Administration Agreement will continue in effect until December 12, 1997, and is renewable thereafter for periods of one year, so long as such continuance is approved at least annually by a vote of the Board of Directors of the Fund, including a majority of Disinterested Directors of the Fund who have no direct or indirect financial interest in the Agreement. The Agreement was approved by the Board of Directors of the Fund, including a majority of the Disinterested Directors of the Fund who have no direct or indirect financial interest in the Agreement. Each Portfolio or the Investment Manager may terminate the Administration Agreement on 60 days' prior written notice without penalty. Termination by a Portfolio may be by vote of the Fund's Board of Directors, or a majority of the Disinterested
Directors of the Fund who have no direct or indirect financial interest in the Agreement, or by a "majority of the outstanding voting securities" of such Portfolio as defined under the Investment Company Act. The Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.



The Administration Agreement provides that the Investment Manager will not be liable for any error of judgment or of law, or for any loss suffered by a

Portfolio in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement.



The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. While the matter is not free from doubt, the Investment Manager believes that such laws should not preclude the Investment Manager from acting as administrator and investment manager to the Fund. Accordingly, the Investment Manager under the Administration
Agreement and the Investment Management Agreement will only perform administrative and investment management servicing functions. However, judicial and administrative decisions or interpretations of such laws as well as changes in either state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates could prevent

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the  Investment  Manager from  continuing to perform all or a part of its administration or investment management activities. If the Investment Manager were prohibited from so acting, alternative means of continuing such services would be sought by the Board of Directors of the Fund.

Transfer Agent and Custodian


The Bank (also referred to as the "Transfer Agent") serves as transfer and dividend disbursing agent for each Portfolio. For the services provided under the Transfer Agency and Dividend Disbursing Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and
recording  purchases and redemptions  of  shares,   processing  dividend  and
distribution   payments,   forwarding  shareholder communications  such as
proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent receives an annual fee, payable monthly, of .20 of 1% of the Portfolio's average daily net assets.



Total fees payable by the Fund to the Bank for the fiscal year ended October 31, 1996 were $1,913,360 for the Money Market Portfolio, $508,773 for the U.S. Government Portfolio and $340,545 for the Municipal Portfolio. For the fiscal year ended October 31, 1996, the Bank voluntarily waived $151,954, $125,862 and $94,522 of its transfer agent fee for the Money

Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively.



The Transfer Agent has entered into a Sub-Transfer Agency and Dividend Disbursing Agency Agreement with National Investor Services Corp. ("NISC"), an affiliate of the Investment Manager, pursuant to which it performs certain of the foregoing transfer and dividend disbursing agency services for the Fund. Under this agreement, the Transfer Agent compensates the Sub-Transfer and Dividend Disbursing Agent for providing such services. In addition, the Transfer Agent may enter into sub-transfer agency and dividend disbursing agency agreements with other persons to perform such services from time to time.



Custodian. Pursuant to a Custodian Agreement, The Bank of New York acts as the custodian of each of the Portfolio's assets.


DIVIDENDS AND TAXES


Dividends. On each day that the net asset value ("NAV") of a Portfolio is determined, such Portfolio's net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record as of such day's last calculation of NAV.


Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Portfolio consists of accrued interest income plus or minus amortized discount or premium minus accrued expenses. Expenses of each Portfolio are accrued each day.


Because each Portfolio's income is entirely derived from interest or gains from the sale of debt instruments, dividends from a Portfolio will not qualify for the dividends received deduction available to corporate shareholders.



Distributions of income realized with respect to market discount will be made, at least annually, as determined by the Board of Directors, to maintain each Portfolio's net asset value at $1.00 per share.


Capital Gains Distribution. If a Portfolio realizes any net capital gains, such gains will be distributed at least once during the year as determined by the Board of Directors, to maintain its net asset value at $1.00 per share. Short-term capital gains distributed by a Portfolio are taxable to shareholders as ordinary income, not as capital gains. Any realized short-term capital losses to the extent not offset by realized capital gains will be carried forward. It is not anticipated that a Portfolio will realize any long-term capital gains, but if it does so, these gains will be distributed annually.

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Tax Status of the Fund. Each Portfolio  intends to meet the  requirements  of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, it is not anticipated that any of the Portfolios will be subject to the 4% excise tax applicable to regulated investment companies that fail to satisfy certain distribution requirements.


Each Portfolio is treated as a separate entity from the other Portfolios for tax purposes.

State and Local Tax Issues. Shareholders are urged to consult with their tax advisers as to whether any of the dividends paid by the U.S. Government Portfolio are exempt from state and local taxation. The exemption from state and local income taxation does not preclude states from assessing other taxes on the ownership of U.S. government securities whether such securities are held directly or through the Fund.


Federal Tax Issues -- Municipal Portfolio. Distributions from the Municipal Portfolio will constitute exempt-interest dividends to the extent of the Portfolio's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Municipal Portfolio are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by the Municipal Portfolio of any investment company taxable income or of any short-term capital gains or market discount will be taxable to shareholders.



Dividend distributions resulting from a recharacterization of gain from the sale of bonds purchased with market discount are not considered income for purposes of the Municipal Portfolio's policy of investing so that at least 80% of its income is free from federal income tax.



AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate
taxpayers and 20% for corporate  taxpayers on the excess of  the   taxpayer's

alternative   minimum   taxable  income   ("AMTI")  over  an  exemption
amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. Corporate investors should note that 75% of the amount by which adjusted current earnings (which includes all tax-exempt interest) exceeds the AMTI of the corporation constitutes an upward adjustment for purposes of the corporate AMT.



Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers. Prospective investors should consult their own tax advisers as to such consequences.



Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund portfolio which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, the Municipal Portfolio may not be an appropriate investment for (i) persons who are "substantial users" of facilities financed by industrial development bonds held by the Municipal Portfolio or are "related persons" to such users; or (ii) persons who are investing through a tax-exempt retirement plan, IRA or Keogh Account.



The "Superfund Amendments and Reauthorization Act of 1986" ("SARA") imposes a separate tax on corporations at a rate of 0.12 percent of the excess of such corporation's "modified" AMTI over $2,000,000. A portion of tax-exempt interest, including exempt-interest dividends from the Municipal

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Portfolio,  may be  includable  in modified  AMTI.  Corporate  shareholders  are advised to consult with their tax advisers with respect to the consequences of SARA.


The Municipal Portfolio purchases municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based on covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenant at any time, interest on the obligation could become federally taxable, either prospectively or retroactively to the date the obligation was issued.




Each of the Portfolios may invest in obligations such as zero coupon bonds, issued with original issue discount ("OID") for federal income tax purposes. Accrued OID constitutes income subject to the distribution requirements applicable to regulated investment companies, although such income may not be represented by any cash payment. Accordingly, it may be necessary for a Portfolio to dispose of other assets in order to satisfy such distribution requirements.


Other Tax Information. The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.


The information above, together with the information set forth in the Prospectus, is only a summary of some of the federal income tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of each Portfolio or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a Portfolio is suitable to their particular tax situation.


Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Fund shares.


Independent Auditors and Reports to Shareholders. The Fund's independent auditors, Ernst & Young LLP, whose address is 787 Seventh Avenue, New York, New York 10019, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


SHARE PRICE CALCULATION

Each Portfolio values its portfolio instruments at amortized cost, which means that they are valued at their acquisition cost, as adjusted for amortization of premium or accretion of discount, rather than at current market value.
The amortized cost value of an instrument may be higher or lower than the price each Portfolio would receive if it sold the instrument.


Valuing a Portfolio's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7. Each Portfolio must adhere to certain conditions under Rule 2a-7.




The Board of Directors of the Fund oversees the Investment Manager's adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each Portfolio's NAV per share at $1.00. At such intervals as they deem appropriate, the Board of Directors considers the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. Market valuations are obtained by using actual quotations provided by market makers, estimates of current market value, or values obtained from yield data relating to classes of money market instruments

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published by reputable  sources at the mean  between the bid and asked prices of the instruments. If a deviation were to occur between the net asset value per share calculated by reference to market values and a Portfolio's $1.00 per share net asset value, which the Board of Directors of the Fund believed may result in material dilution or other unfair results to shareholders, the directors have agreed promptly to consider what corrective action they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio securities prior to maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the directors may deem appropriate.



During periods of declining interest rates, each Portfolio's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder of any Portfolio would be able to retain a somewhat higher yield than would result if each Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.



Net asset value is calculated by the Fund as to each Portfolio on each day that the NYSE and the Custodian are open. Currently, the NYSE is closed on weekends and New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to these holidays, the Custodian generally is closed on Martin Luther King, Jr. Day, Veteran's Day and Columbus Day.


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Each Portfolio does not currently impose a minimum for initial or subsequent investments. However, minimum requirements may be imposed or changed at any time. Each Portfolio may waive minimum investment requirements for purchases by directors, officers or employees of the Fund, Waterhouse or any of its subsidiaries.


The Fund normally calculates the net asset value of each Portfolio as of 12:00 noon and 4:00 p.m. (Eastern time) each day that the NYSE and the bank which serves as the Custodian are open. To the extent that portfolio securities are traded in other markets on days when the NYSE or the Custodian are closed, a Portfolio's net asset value may be affected on days when investors do not have access to the Fund to purchase or redeem shares. In addition, trading in some of a Portfolio's portfolio securities may not occur on days when the Fund is open for business.



If the Board of Directors determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a Portfolio's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.



The Fund may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

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PERFORMANCE


As reflected in the Prospectus, the historical performance calculation for a Portfolio may be shown in the form of "yield," "effective yield" and, for the Municipal Portfolio only, "tax equivalent yield" and "tax equivalent effective yield." These various measures of performance are described below.



Each Portfolio's yield is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the yield quotation is based on a seven-day period and is computed for each Portfolio as follows: the first calculation is net investment income per share for the period, which is accrued interest on portfolio securities, plus or minus amortized discount or premium (excluding market discount for the Municipal Portfolio), less accrued expenses. This number is then divided by the price per share
(expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.



The yield for each Portfolio for the seven day period ended October 31, 1996 was 4.64% for the Money Market Portfolio, 4.58% for the U.S. Government Portfolio and 2.92% for the Municipal Portfolio.



Each Portfolio's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for effective yield is:



                     [(base period return + 1) 365/7] -1.



The effective yield for each Portfolio for the seven day period ended October 31, 1996 was 4.75% for the Money Market Portfolio, 4.68% for the U.S. Government Portfolio and 2.96% for the Municipal Portfolio.


The tax equivalent yield of the shares of the Municipal Portfolio is computed by dividing that portion of the yield of the Portfolio (computed as described above) that is tax-exempt by an amount equal to one minus the stated federal income tax rate (normally assumed to be the maximum applicable marginal tax bracket rate) and adding the result to that portion, if any, of the yield of the Portfolio that is not tax-exempt.


The tax equivalent yield for the Municipal Portfolio for the seven day period ended October 31, 1996 was 4.56%. The assumed federal income tax rate is 36%.


Tax equivalent effective yield is computed in the same manner as tax equivalent yield, except that effective yield is substituted for yield in the calculation.


The tax equivalent effective yield for the Municipal Portfolio for the seven day period ended October 31, 1996 was 4.63%. The assumed federal income tax rate is 36%.



Each Portfolio's yield fluctuates, and the publication of an annualized yield quotation is not a representation as to what an investment in that Portfolio will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in which the investment in the Portfolio is held, but also on such matters as expenses of that Portfolio.



As indicated in the Prospectus (see "Performance"), the performance of the Fund's Portfolios may be compared to that of other money market mutual funds tracked by Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets. Lipper performance calculations include the reinvestment of all capital gain and income dividends for the periods covered by the calculations. A Portfolio's performance also may be compared to other money market funds as reported by IBC/Donoghue's Money Fund Report(R), a reporting service on money market funds. As reported by Money Fund Report, all investment results

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represent total return  (annualized  results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.


BANK RATE MONITOR(TM), N. Palm Beach, Florida 33408, a financial reporting service which each week publishes average rates of bank and thrift institution money market deposit accounts and interest bearing checking accounts, reports results for the BANK RATE MONITOR National Index. The rates published by the BANK RATE MONITOR National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 of the leading bank and thrift institutions in the ten largest Consolidated Metropolitan Statistical Areas. Account minimums range upward from $2,000 in each institution and compounding methods vary. Interest bearing checking accounts generally offer unlimited checking while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Bank products represent a taxable alternative income producing product. Bank and thrift institution account deposits may be insured. Shareholder accounts in the Fund are not insured. Bank savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank checking accounts normally do not pay interest but compete with money market mutual fund products with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of a Portfolio are redeemable at the net asset value next determined (normally, $1.00 per share)

after a request is received without charge.



Investors may also want to compare a Portfolio's  performance  to that of United
States  Treasury  Bills or  Notes  because  such  instruments   represent
alternative  income  producing  products.   Treasury obligations are issued in
selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities. A Portfolio's yield will fluctuate.



Tax-Exempt versus Taxable Yield. Investors may want to determine which investment--tax-exempt or taxable--will provide a higher after-tax return. To determine the tax equivalent yield, simply divide the yield from the tax-exempt investment by an amount equal to 1 minus the investor's marginal federal income tax rate. The table below is provided for investors' convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Municipal Portfolio may generate. This table is based upon current law as to the 1997 tax rate schedules.



-----------------------------------------------------------------------------------------------------------------------------
                                                             Investor's                       A Tax-Exempt
                                   Married Filing             Marginal                          Yield of:
          Single Tax Payer          Joint Return               Federal              2%    3%    4%    5%    6%     7%
           Taxable Income          Taxable Income             Tax Rate            Is Equivalent to a Taxable Yield of:
-----------------------------------------------------------------------------------------------------------------------------

$ 24,651 - $ 59,750               $ 41,201 - $ 99,600           28.0%              2.8    4.2   5.6   6.9   8.3   9.7
$ 59,751 - $124,650               $ 99,601 - $151,750           31.0%              2.9    4.3   5.8   7.2   8.7  10.1
$124,651 - $271,050               $151,751 - $271,050           36.0%              3.1    4.7   6.3   7.8   9.4  10.9
$271,051  or  greater             $271,051  or  greater         39.6%              3.3    5.0   6.6   8.3   9.9  11.6


--------------------------------------------------------------------------------

SHAREHOLDER RIGHTS



The shares of the Fund are divided into three Portfolios (or series) constituting separate portfolios of investments, with various investment objectives and policies.


Each Portfolio issues shares of common stock in the Fund. Shares of the Fund have equal rights with respect to voting, except that the holders of shares of a particular Portfolio will have the exclusive right to vote on matters affecting only the rights of the holders of such Portfolio. For example, holders of a particular Portfolio will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to such Portfolio. Shareholders of the Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of the Fund voting together for the election of directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.


The Board of Directors may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

The Articles of Incorporation permit the directors to issue the following number of full and fractional shares, par value $.0001, of the
Portfolios: 60 billion shares of the Money Market Portfolio; 20 billion shares of the U.S. Government Portfolio; and 20 billion shares of the Municipal Portfolio. Each Portfolio share is entitled to participate pro rata in the dividends and distributions from that Portfolio.


As described in each Prospectus, the Fund will not normally hold annual shareholders' meetings. Under Maryland law and the Fund's By-Laws, an annual meeting is not required to be held in any year in which the election of directors is not required to be acted upon under the Investment Company
Act. The Fund's By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the corporation entitled to be voted at such meeting to the extent permitted by Maryland law.


Each director serves until the next election of directors and until the election and qualification of his successor or until such director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Fund. In accordance with the Investment Company Act (i) the Fund will hold a shareholder meeting for the election of directors at such time as less than a majority of the directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

FINANCIAL STATEMENTS


The Fund's financial statements and financial highlights for the period from the Fund's commencement of operations, December 20, 1995, through October 31, 1996, are included in the Fund's Annual Report, which is a separate report supplied with this Statement of Additional Information. The
Fund's financial statements and financial highlights for the fiscal year ended October 31, 1996, including the independent auditors' report thereon, are incorporated herein by reference.

--------------------------------------------------------------------------------
ANNEX -- RATINGS OF INVESTMENTS



STANDARD AND POOR'S AND MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS



Commercial paper rated by Standard & Poor's has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.



The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, -2 or -3.


MIG-1 AND MIG-2 Municipal Notes


Moody's Investors Service's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.



STANDARD & POOR'S BOND RATINGS, CORPORATE BONDS



AAA. This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.


AA. Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.


MOODY'S INVESTORS SERVICE BOND RATINGS



Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

--------------------------------------------------------------------------------

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.



A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

PART C

OTHER INFORMATION

WATERHOUSE INVESTORS CASH MANAGEMENT FUND, INC.

Item 24. Financial Statements and Exhibits.


         (a)      Financial Statements included in the Prospectus:



                       Financial Highlights from December 20, 1995
                       (commencement of operations)
                       through October 31, 1996



                  Financial Statements included in the Statement of Additional Information*:



                       Statements of Assets and Liabilities, October 31, 1996 Statements of Operations, for the period ended
                       October 31, 1996
                       Statements of Changes in Net Assets, for the period ended October 31, 1996
                       Financial Highlights, for the period ended October 31,
                       1996
                       Notes to Financial Statements -- October 31, 1996 Schedules of Investments, October 31, 1996
                       Notes to Schedules of Investments, October 31, 1996 Report of Independent Auditors



* Audited financial statements for each Portfolio of the Fund and the auditors' report thereon for the fiscal period ended October 31, 1996 (with respect to each Portfolio, part of the Fund's Annual Report filed with the Securities and Exchange Commission on December 19, 1996 pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended, accession number 0000889812-96-001947) have been incorporated by reference thereto in the Statement of Additional Information.


         (b)      Exhibits

                  (1)    Articles of Incorporation, as amended to date**

                  (2)    By-Laws, as amended to date*


                  (3)    Inapplicable

                  (4)    Instruments Defining Shareholder Rights

                            (Incorporated by Reference to Exhibits 1 and 2 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, filed on June 20, 1996)


                  (5) Investment Management Agreement between Registrant and Waterhouse Asset Management, Inc. dated October 15, 1996, filed herewith


                  (6)    (a)  Distribution Agreement between Registrant and
                              Funds Distributor, Inc. dated December 15, 1995**

                        (b)(i)  Form of Agency Selling Agreement*

                        (b)(ii) Agency Selling Agreement for Waterhouse
                                Securities, Inc. dated February 15, 1996**

                  (7)    Inapplicable

                  (8) Custody Agreement between Registrant and The Bank of New York dated December 19, 1995**


                  (9)    (a) Transfer Agency and Dividend Disbursing Agency
                             Agreement between Registrant and Waterhouse
                             National Bank dated October 15, 1996, filed herewith



                         (b) Sub-Transfer Agency and Dividend Disbursing
                             Agency Agreement between Waterhouse National Bank, National Investor Services Corp. and Waterhouse Securities, Inc. on behalf of Registrant dated October 15, 1996, filed herewith

                         (c) Form of Shareholder Servicing Plan*

                         (d)(i)  Form of Shareholder Services Agreement*


                         (d)(ii) Shareholder Services Agreement for Waterhouse
                                 Securities Inc. dated October 15, 1996, filed herewith




                         (e) Administration Agreement between Registrant
                             and Waterhouse Asset Management, dated October 15, 1996, filed herewith



                         (f) Subadministration Agreement between Waterhouse
                             Asset Management, Inc., and Funds Distributor, Inc. on behalf of Registrant dated October 15, 1996, filed herewith



                         (g) Accounting Services Agreement between Waterhouse
                             Asset Management, Inc. and MGF Service Corp. on behalf of Registrant dated October 15, 1996, filed herewith


                         (h) State Registration Services Agreement between
                             Registrant and Clear Sky Corporation dated
                             November 27, 1995**


                  (10) Opinion and Consent of Shereff, Friedman, Hoffman and Goodman, LLP as to legality of the securities being registered*


                  (11)   Consent of Independent Auditors, filed herewith

                  (12)   Inapplicable

                  (13) Subscription Agreement between Registrant and FDI Distribution Services, Inc. dated December 12, 1995**


                  (14) Model Waterhouse Securities, Inc. Individual Retirement Plan, filed herewith


                  (15)   Inapplicable

                  (16)(a) Schedule for computation of each performance
                          quotation for Money Market Portfolio**


                      (b) Schedule for computation of each performance
                          quotation for the U.S.Government Portfolio**

                      (c) Schedule for computation of each performance
                          quotation for Municipal  Portfolio**



                  (17)(a) Financial Data Schedule for Money Market Portfolio,
                          filed herewith



                      (b) Financial Data Schedule for U.S. Government
                          Portfolio, filed herewith



                      (c) Financial Data Schedule for Municipal Portfolio,
                          filed herewith


                  (18)    Inapplicable



                  Other Exhibit:



                  Power of Attorney for George F. Staudter, Richard Dalrymple, Anthony J. Pace, Lawrence Toal and Theodore Rosen dated June 12, 1996, filed herewith

-------------

* Previously filed and incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, filed on December 12, 1995.

** Previously filed and incorporated by reference to identically numbered Exhibit to Post-Effective Amendment No. 1 to Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, filed on June 20, 1996.

Item 25. Persons Controlled by or under Common Control with Registrant.

         Not applicable.

Item 26. Number of Holders of Securities.


         As of January 31, 1997, the number of record holders of each class of securities of the Registrant were as follows:



         Title of Series            Number of Record Holders

     Money Market Portfolio                 179,093
     U.S. Government Portfolio               32,247
     Municipal Portfolio                     16,693


Item 27. Indemnification.

         Section 2-418 of the General Corporation Law of the State of Maryland,
         Article IX of the Registrant's Articles of Incorporation, filed as Exhibit (b)(1) hereto, Article V of the Registrant's By-Laws, filed as Exhibit (b)(2) hereto, and the Investment Management Agreement, filed as Exhibit 5 hereto, provide for indemnification.

         The Articles of Incorporation and By-Laws provide that to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Registrant shall have any liability to the Registrant or to its shareholders for damages.

         The Articles of Incorporation and By-Laws further provide that the Registrant shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law and the Investment Company Act; that the Registrant shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with applicable law. The Board of Directors may, through by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law. However, nothing in the Articles of Incorporation or By- Laws protects any director or officer of the Registrant against any liability to the Registrant or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Section 2-418 of the General Corporation Law of the State of Maryland provides that a corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that (i) the act or omission of the director was material to the matter giving rise to the proceeding; and (a) was committed in bad faith; or (b) was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Section 2-418 permits indemnification to be made against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding; however, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. A director may not be indemnified under Section 2-418 in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

         Unless limited by the Registrant's charter, a director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to above shall be indemnified against any reasonable expenses incurred by the director in connection with the proceeding. Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of (i) a written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met; and (ii) a written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

         The indemnification and advancement of expenses provided or authorized by Section 2-418 may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

         Under Section 2-418, a corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors and a corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

         Under Section 2-418, a corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of such Section. A corporation also may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with the foregoing. The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser.

         The following persons are the directors and officers of the Investment
Manager:






         DAVID HARTMAN**, Senior Vice President and Chief Investment Officer.
         From February     1995 through August 1995, Mr. Hartman served as
         Senior Vice President and Senior Portfolio Manager of Fixed Income Separate Accounts at Mitchell Hutchins - Paine Webber. Mr. Hartman also served in similar capacities for Kidder Peabody & Co. from 1983 to 1995.



         RICHARD H. NEIMAN*, Director and Secretary. Mr. Neiman has served as Executive Vice President, General Counsel, Director and Secretary of Waterhouse Investor Services, Inc. since July 1994. Mr. Neiman also serves in similar capacities for Waterhouse Securities, Inc. Mr. Neiman has served as General Counsel, Director and Secretary of Waterhouse National Bank and National Investor Services Corp. since July 1994 and September 1995, respectively.



         FRANK J. PETRILLI*, Director. Mr. Petrilli has served as President and Chief Operating Officer of Waterhouse Investor Services, Inc. since January 1995. Mr. Petrilli has served as a Director of Waterhouse National Bank and National Investor Services Corp. since March 1995 and September 1995, respectively. Prior to that, Mr.

         Petrilli served as President and Chief Operating Officer of American Express Centurion Bank from May 1993 to January 1995 and Chief Financial Officer from January 1991 to May 1993.





         M. BERNARD SIEGEL***, Senior Vice President, Chief Financial Officer and Treasurer. Mr. Siegel has served as Executive Vice President of Finance and Administration of Waterhouse Investor Services, Inc., since January 1997. Mr. Siegel served as Chief Financial Officer of Waterhouse Investor Services, Inc., from November 1993 to January 1997. Mr. Siegel has served as Director of National Investor Services Corp. since September 1995. Prior to that, Mr. Siegel served as Chief Financial Officer and Chief Operating Officer of Fleet Brokerage Securities, Inc. from March 1986 to November 1993.

         MICHELE R. TEICHNER*, Senior Vice President Operations and Compliance. Ms. Teichner has been serving as Senior Vice President of Waterhouse Asset Management, Inc. since August 1996, with responsibility for operations and compliance. From August 1994 to July 1996, Ms. Teichner served as President of Mutual Fund Training & Consulting, Inc.



         LAWRENCE M. WATERHOUSE, Jr*., Director.  Mr. Waterhouse has served as
         Chief Executive   Officer and Chairman of Waterhouse Investor Services,
         Inc. since its inception in 1987. Mr. Waterhouse is the founder of Waterhouse Securities, Inc. and has served as Chief Executive Officer since its inception in March 1979. Mr. Waterhouse also serves as Chairman of Waterhouse National Bank and Director of National Investor Services Corp. since July 1994 and September 1995, respectively.



*        Address: 100 Wall Street, New York, NY 10005
**       Address: 50 Main Street, White Plains, NY 10606
***      Address: 55 Water Street, New York, NY 10041


Item 29.  Principal Underwriters.


         (a) Funds Distributor, Inc. (the "Distributor") acts as principal underwriter for the following investment companies.




         BJB Investment Funds
         Burridge Funds
         Foreign Fund, Inc.
         Fremont Mutual Funds, Inc.
         Harris Insight Funds Trust
         HT Insight Funds, Inc. d/b/a Harris Insight Funds
         The JPM Advisor Funds
         The JPM Institutional Funds
         The JPM Pierpont Funds
         The JPM Series Trust
         LKCM Fund Monetta Fund, Inc.
         Monetta Trust
         The Munder Framlington Funds Trust
         The Munder Funds Trust
         The Munder Funds, Inc.
         The PanAgora Institutional Funds
         RCM Capital Funds, Inc.
         RCM Equity Funds, Inc.
         St. Clair Money Market Fund
         The Skyline Funds
         Waterhouse Investors Cash Management Fund, Inc.





         Funds Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.



         (b) The information required by this Item 29(b) with respect to each director, officer, or partner of Funds Distributor is incorporated by reference to Schedule A of Form BD filed by Funds Distributor with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (File No. 8-20518).

         (c)      Not applicable.

Item 30. Location of Accounts and Records.


         All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act and the Rules thereunder are maintained at the offices of the Registrant, the offices of the Registrant's Investment Adviser and Administrator, Waterhouse Asset Management, Inc., 100 Wall Street, New York, New York 10005 and 50 Main Street, White Plains, NY 10606, or (i) in the case of records concerning custodial functions, at the offices of the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, New York 10286; (ii) in the case of records concerning transfer agency functions, at the offices of the Registrant's transfer agent, Waterhouse National Bank, 50 Main Street, White Plains, New York 10606, or Sub-Transfer and Dividend Disbursing Agent, National Investor Services Corp., 55 Water Street, New York, New York 10041; (iii) in the case of records concerning distribution, administration and certain other functions, at the offices of the Fund's Distributor and Sub-Administrator, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109; and (iv) in the case of records concerning fund accounting functions, at the offices of the Fund's fund accountant, Countrywide Fund Services, Inc., 312 Walnut Street, Cincinnati, Ohio 45202.


Item 31. Management Services.

         Not applicable.

Item 32. Undertakings.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Not applicable.

         (d) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders, if requested to do so by the holders of at least 10% of Registrant's then-outstanding shares.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 24th day of February, 1997.


WATERHOUSE INVESTORS CASH MANAGEMENT FUND, INC.



By /s/ Christopher .J. Kelley
   Christopher J. Kelley
   Vice President and Secretary



         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below on behalf of the following persons in the capacities and on the dates indicated.




SIGNATURE                      TITLE                         DATE

/s/ John E. Pelletier          President (Principal          February 24, 1997
John E. Pelletier              Executive Officer)

/s/ Richard W. Ingram          Vice President, Treasurer     February 24, 1997
Richard W. Ingram              and Chief Financial Officer

George F. Staudter*            Chairman of the Board         February    , 1997
                               and Director

Richard W. Dalrymple*          Director                      February    , 1997


Theodore Rosen*                Director                      February    , 1997


Lawrence J. Toal*              Director                      February    , 1997



*By      /s/ Richard H. Neiman
         ---------------------
         Richard H. Neiman
         Attorney-in-Fact pursuant to a power of attorney dated June 12, 1996, filed herewith.

                                INDEX TO EXHIBITS



    (5)            Investment Management Agreement



    (9)(a)         Transfer Agency and Dividend Disbursing Agency Agreement



    (9)(b)         Sub-Transfer Agency and Dividend Disbursing Agency Agreement



    (9)(d)(ii)     Shareholder Services Agreement



    (9)(e)         Administration Agreement



    (9)(f)         Subadministration Agreement



    (9)(g)         Accounting Services Agreement



    (11)           Consent of Independent Auditors



    (14)           Model Waterhouse Securities, Inc. Individual Retirement Plan



    (17)(a)        Financial Data Schedule for Money Market Portfolio



    (17)(b)        Financial Data Schedule for U.S. Government Portfolio



    (17)(c)        Financial Data Schedule for Municipal Portfolio




    Other Exhibit: Power of Attorney